UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Plug Power Inc.

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PLUG POWER INC.

968 Albany Shaker Road

Latham, NY 12110

April 9, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Plug Power Inc., a Delaware corporation (the “Company”), to be held on Wednesday, May 20, 2009, at 10:00 a.m., Eastern Time, at the Offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, NY 10018.

The Annual Meeting has been called for the purpose of (i) electing three Class I Directors for a three-year term; (ii) approving the 2009 Stock Option and Incentive Plan; and (iii) ratifying KPMG LLP as the Company’s independent auditors for 2009; and (iv) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 31, 2009, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote “FOR” the election of the three nominees as a Class I Directors of the Company as described in the accompanying proxy statement.

The Board of Directors of the Company recommends that you vote “FOR” the approval of the 2009 Stock Option and Incentive Plan as described in the accompanying proxy statement.

The Board of Directors of the Company recommends that you vote “FOR” the ratification of KPMG LLP as the Company’s independent auditor for 2009 as described in the accompanying proxy statement.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

Andrew Marsh

President and Chief Executive Officer

REQUEST ELECTRONIC DELIVERY OF PROXY DOCUMENTS. Stockholders may elect to receive future distributions of proxy statements and annual reports by e-mail. To take advantage of this service, please see Delivery of Proxy Materials and Annual Report of this proxy statement for further information.

PLUG POWER INC.
968 Albany Shaker Road
Latham, NY 12110
(518) 782-7700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, May 20, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of Plug Power Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 20, 2009, at 10:00 a.m., Eastern Time, at the Offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, NY 10018 (the “Annual Meeting”) for the purpose of considering and voting upon:

1. The election of three Class I Directors nominated by the Board of Directors to hold office until the Company’s 2012 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal; and

2. The approval of the 2009 Stock Option and Incentive Plan; and

3. The ratification of KPMG LLP as the Company’s independent auditors for 2009; and

4. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Proposal number one relates solely to the election of three Class I Directors nominated by the Board of Directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder of the Company.  The Board of Directors has fixed the close of business on March 31, 2009 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company’s common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later postponement or adjournment, the Annual Meeting may be postponed or adjourned.

By Order of the Board of Directors

Gerard L. Conway, Jr.

Corporate Secretary

Latham, NY

April 9, 2009

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

PROXY STATEMENT

PLUG POWER INC.

968 Albany Shaker Road

Latham, NY 12110

(518) 782-7700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, May 20, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Plug Power Inc. (the “Company”) for use at the 2009 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 20, 2009, at 10:00 a.m., Eastern Time, at the Offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, NY 10018 and any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1. The election of three Class I Directors to hold office until the Company’s 2012 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal; and

2. The approval of the 2009 Stock Option and Incentive Plan; and

3.  The ratification of KPMG LLP as the Company’s independent auditors for 2009;

4. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 9, 2009 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 31, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 128,900,895 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 53,551 stockholders of record. However, management believes that a significant number of shares are held by brokers under a “nominee name” and that the number of beneficial stockholders of the Common Stock exceeds 50,000. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is necessary to elect a nominee as a director of the Company.

Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect on the vote. Broker non-votes will also have no effect on the outcome of the election of directors. Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Stockholders who hold shares indirectly as the beneficial owner of shares held for them by a broker or other nominee (i.e., “in street name”) may direct their vote without attending the Annual Meeting by submitting voting instructions to their broker or nominee. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the three nominees of the Board of Directors as a Class I Directors of the Company, “FOR” the approval of the 2009 Stock Option and Incentive Plan, and “FOR” the ratification of KPMG LLP as the Company’s independent auditors, as described in this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by (1) giving written notice of such revocation to the Corporate Secretary of the Company, (2) submitting a new proxy by telephone, internet or proxy card after the date of the previously submitted proxy (or submitting new voting instructions with respect to shares held in street name), or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Annual Report of the Company is being mailed to stockholders of the Company concurrently with this Proxy Statement.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

At the Annual Meeting, three Class I Directors will be elected to serve until the Annual Meeting of Stockholders in 2012 and until such director’s successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated Maureen Helmer and Gary K. Willis for re-election as Class I Directors, and Andrew Marsh to be elected as a Class I Director. Shares represented by each properly executed proxy will be voted for the re-election of Maureen Helmer, Andrew Marsh and Gary K. Willis as directors, unless contrary instructions are set forth on such proxy. The nominees have agreed to stand for re-election and to serve, if elected, as a director. However, if any nominee fails to stand for re-election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required

A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

Recommendation of the Board

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE OF THE BOARD OF DIRECTORS AS A DIRECTOR OF THE COMPANY.

INFORMATION ABOUT OUR DIRECTORS

The number of directors of the Company is fixed at seven, and the Board of Directors currently consists of six members. The Board of Directors is divided into three classes, with three directors in Class I, one director in Class II, and two directors in Class III.  There is one vacancy in Class II.  Directors in Classes I, II and III serve for three-year terms with one class of directors being elected by the Company’s stockholders at each Annual Meeting of Stockholders. The Board of Directors has determined that Ms. Helmer and Messrs. Drazan, Garberding, McNamee, and Willis are independent directors as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (the “NASDAQ Rules”).

Set forth below is certain information regarding the directors of the Company, including the Class I Directors who have been nominated for re-election at the Annual Meeting. The ages of and biographical information regarding the nominees for election as Class I Directors at the Annual Meeting and each director who is not standing for election is based on information furnished to the Company by each nominee and director and is as of January 19, 2009.

Name	Age	Director Since
Class I—Term Expires 2012
Andrew Marsh*...................................................................................................................................	52	2008
Gary K. Willis (1)(2)*..........................................................................................................................	63	2003
Maureen O. Helmer(1)(3)*..................................................................................................................	52	2004

Class II—Term Expires 2010
George C. McNamee(2).......................................................................................................................	62	1997

Class III—Term Expires 2011
Larry G. Garberding (1)(3)..................................................................................................................	70	1997
Jeffrey Drazan (2) ...............................................................................................................................	50	2008

 *        Nominee for re-election.

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Corporate Governance and Nominating Committee.

The principal occupation and business experience for at least the last five years for each nominee and director of the Company is set forth below.

Andrew Marsh has served as Chief Executive Officer, President and member of the Board of Directors of the Company since April 8, 2008. Previously, Mr. Marsh was a co-founder of Valere Power where he served as President, CEO and director from the company’s inception in 2001 through its sale to Eltek ASA in 2007.  Prior to founding Valere, he spent approximately 18 years with Lucent Bell Laboratories where he held a variety of sales and technical management positions.  Mr. Marsh is a member of the board of directors of Power Distribution Inc., a company focused on quality power management. Mr. Marsh holds a Bachelor of Science in Electrical Engineering Technology from Temple University, a Master of Science in Electrical Engineering from Duke University and a Masters of Business Administration from Southern Methodist University.

Gary K. Willis retired as Chairman of the Board of Directors of Zygo Corporation, a provider of metrology, optics, optical assembly, and systems solutions to the semiconductor, optical manufacturing, and industrial/automotive markets, in November 2000 after having served in that capacity since November 1998. Mr. Willis had been a director of Zygo Corporation since February 1992 and also served as President from 1992 to 1999 and as Chief Executive Officer from 1993 to 1999. Prior to joining Zygo Corporation, Mr. Willis served as the President and Chief Executive Officer of The Foxboro Company, a manufacturer of process control instruments and systems. Mr. Willis is also a director of Rofin-Sinar Technologies, Inc., Vion Pharmaceuticals, Inc. and Middlesex Health Services, Inc. Mr. Willis holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute.

Maureen O. Helmer is currently a member of the law firm Hiscock & Barclay LLP and is the Co-Chair of the firm’s Regulatory Practice Group.  Prior to her joining Hiscock & Barclay LLP, Ms. Helmer was a member of Green & Seifter Attorneys, PLLC.  From 2003 through 2006 she practiced as a partner in the law firm of Couch White, LLP and then as a solo practitioner.  In addition to serving as Chair of the New York State Public Service Commission (PSC) from 1998 to 2003, Ms. Helmer also served as Chair of the New York State Board on Electric Generation Siting and the Environment.  Ms. Helmer has advised international energy, telecommunications and industrial companies on policy and government affairs issues.  Prior to her appointment as Chair, Ms. Helmer served as Commissioner of the Public Service Commission from 1997 until 1998 and was General Counsel to the Department of the Public Service Commission from 1995 through 1997. From 1984 through 1995, Ms. Helmer held several positions in the New York Legislature.  She also served as a board member of the New York State Energy Research and Development Authority, the New York State Environmental Board and the New York Sate Disaster Preparedness Commission during her tenure as Chair of the PSC.  In addition, she was Vice Chair of the Electricity Committee of the National Association of Regulatory Utility Commissioners (NARUC) and a member of the NARUC Board of Directors.  She was also appointed to serve as a member of the New York State Cyber-Security Task Force.  Ms. Helmer earned her Bachelor of Science from the State University at Albany and her Juris Doctorate from the University of Buffalo law school.  She is admitted to practice law in New York.

George C. McNamee, co-founder of Plug Power Inc., serves as Chairman of the Company’s Board of Directors.  Mr. McNamee is also Managing Partner of FA Tech Ventures, an information and energy technology venture capital firm, and a director of iRobot Corporation (IRBT) and Broadpoint Securities (BPSG), and previously Chairman of its predecessor First Albany Companies.  He is also a director of several private companies, a member of the Yale Development Board and a Trustee of The American Friends of Eton College.  He received his Bachelor of Arts degree from Yale University.

Larry G. Garberding, co-founder of Plug Power Inc., was a director and Executive Vice President and Chief Financial Officer of DTE Energy Company and the Detroit Edison Company from 1990 until retiring in 2001. Mr. Garberding is currently a director of Altarum Institute, a non-profit research and innovations institute; H2Gen Innovations, Inc., a developer of hydrogen generation equipment; and Intermap Technologies Corporation, a digital mapping company. Mr. Garberding received a Bachelor of Science degree in Industrial Administration from Iowa State University.

Jeffrey Drazan is a founder and Managing Director of Bertram Capital, a private equity firm. He also is a co-founder and Managing Director of Sierra Ventures, a venture capital firm.  Prior to his current positions Mr. Drazan served in a variety of operations and Research and Development management positions at both AT&T and Bell Laboratories.  Mr. Drazan currently serves as a director of Theravance Inc. (THRX), a public company, and numerous private companies, including American Fiber Systems, Power Distribution Inc. or “PDI”, Author Solutions, Element Labs, Eltek-Valere, Physicians Management Group and NP Photonics.  Mr. Drazan has previously served as a director of Centex Telemanagement (CNTX – Acquired by MFS), Stratacom (STRM – Acquired by Cisco), On Assignment (ASGN), Micromuse (MUSE – Acquired by IBM), ConvergeNet (Acquired by Dell), Combinet (Acquired by Cisco), Quinta (Acquired by Seagate), Vertel (VRTL), ParAcer (Acquired by Stratos Lightwave), FrontBridge (Acquired by MicroSoft), Sychip (Acquired by Murata), Micro Power (Acquired by Westin Presidio), Valere Power (Acquired by Eltek) and Digital Generation Systems (DGIT).  Mr. Drazan received a Bachelor of Science degree in Engineering from Princeton University and a Masters of Business Administration degree from New York University's Stern School of Business Administration.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held fifteen (15) meetings during the fiscal year ended December 31, 2008 (“Fiscal 2008”). The Board of Directors has established three standing committees, an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), and a Corporate Governance and Nominating Committee (the “Governance Committee”). During Fiscal 2008, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors of the Company (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of the Board of Directors of the Company on which the director served (during the periods that he or she served).

Audit Committee

The Audit Committee consists of Messrs. Garberding (Chair) and Willis, and Ms. Helmer. The Audit Committee held five (5) meetings during Fiscal 2008 and each member attended all of the meetings during the period in which such person served on the committee, except for Ms. Helmer who missed one meeting.

Audit Committee Report

The Audit Committee of the Board of Directors is currently composed of three directors, each of whom is an independent director as defined in the NASDAQ Rules and the applicable rules of the Securities and Exchange Commission (“SEC”). In addition, the Board of Directors has made a determination that Mr. Garberding qualifies as an “audit committee financial expert” as defined in the applicable rules of the SEC. Mr. Garberding’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

The Audit Committee’s primary responsibility is for oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. A more complete description of the Audit Committee’s functions is set forth in the Audit Committee’s charter which is published on the Investors section of the Company’s website at www.plugpower.com.

In accordance with the Audit Committee’s charter, management has the primary responsibility for the financial statements and the financial reporting process, including maintaining an adequate system of internal controls over financial reporting. The Company’s independent auditors, KPMG LLP (“KPMG”), report directly to the Audit Committee and are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee, among other matters, is responsible for appointing the Company’s independent auditors, evaluating such independent auditors’ qualifications, independence and performance, determining the compensation for such independent auditors, and pre-approval of all audit and non-audit services. Additionally, the Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements including the work of the independent auditors. The Audit Committee reports to the Board of Directors with regard to:

  the scope of the annual audit;

  fees to be paid to the auditors;

  the performance of the Company’s independent auditors;

  compliance with accounting and financial policies and financial statement presentation; and

  the Company’s procedures and policies relative to the adequacy of internal accounting controls.

The Audit Committee reviewed and discussed with management of the Company and KPMG, the Company’s 2008 quarterly unaudited interim consolidated financial statements and 2008 annual consolidated financial statements, including management’s assessment of the effectiveness of the Company’s internal control over financial reporting and KPMG’s evaluation of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2008. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

Additionally, the Audit Committee has discussed with KPMG any matters required to be discussed under Statement on Auditing Standards No. 61 (Communication with Audit Committees), which include, among other items, matters related to the conduct of the audit of the Company’s annual consolidated financial statements. The Audit Committee has also discussed the critical accounting policies used in the preparation of the Company’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that KPMG discussed with management, if any, the ramifications of using such alternative treatments and other written communications between KPMG and management.

KPMG has provided to the Audit Committee the written disclosures and the letter required by the applicable Public Company Accounting Oversight Board requirements for independent accountant communications with audit committees concerning auditor independence, and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee has also concluded that KPMG’s performance of non-audit services is compatible with KPMG’s independence.

The Audit Committee also discussed with KPMG their overall scope and plans for their audit and met with KPMG, with and without management present, to discuss the results of their audit, the evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee also discussed with KPMG whether there were any audit problems or difficulties, and management’s response.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The Audit Committee has also appointed KPMG as the Company’s independent auditors for the fiscal year ending December 31, 2009. This report is provided by the following independent directors, who constitute the Audit Committee:

Larry G. Garberding (Chairman)

Maureen O. Helmer

Gary K. Willis

Independent Auditors Fees

The following table presents fees for professional services rendered by KPMG for the audit of the Company’s annual financial statements and fees billed for other services rendered by KPMG:

	KPMG
	2008	2007
Audit Fees	$ 579,500	$ 501,700
Audit-Related Fees	17,500	25,000
Tax Fees	-	146,982
Other	7,000	-

In the above table, and in accordance with SEC definitions and rules: (1) “audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in Form 10-K, review of unaudited interim consolidated financial statements included in Form 10-Qs, testing of the effectiveness of internal control on financial reporting, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; (2) “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; (3) “tax fees” are fees for tax compliance, tax advice, and tax planning; and (4) “all other fees” are fees for any services not included in the first three categories.

Under the Audit Committee’s charter, the Audit Committee is authorized to delegate to one or more of its members the authority to pre-approve audit and non-audit services. All fees listed in the above table were approved using pre-approval procedures. The Audit Committee has not delegated its pre-approval authority. The Audit Committee approved all audit and non-audit services provided to the Company by KPMG during Fiscal 2008.

Compensation Committee

 The Compensation Committee consists of Messrs. Willis (Chair), McNamee and Drazan, each of whom is an independent director under the NASDAQ Rules. The Compensation Committee held five (5) meetings during Fiscal 2008. See “Report of the Compensation Committee and the Board of Directors on Executive Compensation” and “Compensation Committee Interlocks and Insider Participation” for a further description of the activities of the Compensation Committee in Fiscal 2008. The Compensation Committee’s primary responsibilities include (i) to discharge the responsibilities of the Board of Directors of the Company relating to compensation of the Company’s executive officers, (ii) to provide oversight of the Company’s benefit, perquisite and employee equity programs, and (iii) review the adequacy of the Company’s management succession plans. A more complete description of the Compensation Committee’s functions is set forth in the Compensation Committee’s charter which is published on the Investors section of the Company’s website at www.plugpower.com.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “Governance Committee”) consists of Ms. Helmer (Chair) and Mr. Garberding, each of whom is an independent director under the NASDAQ Rules. The Governance Committee held four (4) meetings during Fiscal 2008. The Governance Committee’s responsibilities include establishing criteria for Board and committee membership, considering director nominations consistent with the requirement that a majority of the Board be comprised of independent directors as defined in the NASDAQ Rules, identifying individuals qualified to become board members, and selecting the director nominees for election at each Annual Meeting of Stockholders. The Governance Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes thereto. A more complete description of the Governance Committee’s functions is set forth in the Governance Committee’s charter which is published on the Investors section of the Company’s website at www.plugpower.com.

Director Compensation

The Compensation Committee periodically reviews the Company’s Non-Employee Director Compensation Plan (the “Plan”) to ensure that the compensation aligns the directors’ interests with the long-term interests of the stockholders and that the structure of the compensation is simple, transparent and easy for stockholders to understand. The Compensation Committee also considers whether the Plan fairly compensates the Company’s directors when considering the work required in a company of the size and scope of the Company. Employee directors do not receive additional compensation for their services as directors. The following is a summary of the Plan:

Pursuant to the current form of the Plan, upon initial election or appointment to the Board of Directors, new non-employee directors receive non-qualified stock options to purchase 125,000 shares (50,000 shares for any new non-employee Chairman) of Common Stock with an exercise price equal to fair market value on the date of grant and that are fully vested on the first anniversary of the date of the grant. Each year of a non-employee director’s tenure, the director will receive non-qualified options to purchase 10,000 shares (15,000 shares for any non-employee Chairman), plus non-qualified options to purchase an additional 5,000 shares for serving as chairman of the Audit Committee and non-qualified options to purchase an additional 2,000 shares for serving as chairman of any other committee, including the Compensation Committee and the Corporate Governance and Nominating Committee. These annual options, with an exercise price equal to fair market value on the grant date, fully vest on the first anniversary of the date of the grant.

In addition, under the current form of the Plan each non-employee director is paid an annual retainer of $30,000 ($85,000 for any non-employee Chairman) for their services. Committee members receive additional annual retainers in accordance with the following table:

Committee	Non-Employee Chairman	Non-Employee Director
Audit Committee............................................................................................	$ 20,000	$ 15,000
Compensation Committee.............................................................................	15,000	5,000
Corporate Governance and Nominating Committee.................................	10,000	5,000

These additional payments for service on a committee are due to the workload and broad-based responsibilities of the committees. The total amount of the annual retainers are paid in a combination of fifty percent (50%) cash and fifty percent (50%) Common Stock, with an option to receive up to one hundred percent (100%) Common Stock, at the election of the non-employee director.  At the Board’s discretion, directors may receive a greater portion of the foregoing amounts up to eighty percent (80%) in cash. All such stock shall be fully vested at the time of issuance. Non-employee directors are also reimbursed for their direct expenses associated with their attendance at board meetings.

On May 21, 2008 the Plan was revised to increase the annual retainer for the Chairman of the Board from $40,000 to $140,000, increase the annual retainer for the Chair of the Compensation Committee from $10,000 to $15,000 (as reflected above), and allow for directors to receive up to 80% of the annual retainer in cash at the discretion of the Board of Directors (as described above).  Subsequently, on October 30, 2008, the Plan was revised to increase the initial option grant for new non-employee directors, other than the Chairman, from 15,000 shares to 125,000 shares (as reflected above). Finally, on February 11, 2009, the Plan was revised to decrease the annual retainer for the Chairman of the Board from $140,000 to $85,000 (as reflected above).

Additionally, on February 11, 2009 the Board of Directors approved a one-time equity grant for the Chairman of the Board of Directors of non-qualified stock options to purchase 100,000 shares of Common Stock with an exercise price equal to fair market value on the date of grant and that fully vest immediately.

Non-Employee Director Compensation Table

The following table provides information for non-employee directors who served during Fiscal 2008.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	All other Compensation (3)	Total
	($)	($)	($)	($)	($)

Andrew Dimitri	6,250	6,250	12,225	12,225	36,950

Dennis Pivnyuk	3,750	8,750	12,225	12,225	36,950

Douglas Grant	27,500	27,500	23,940	7,520	86,460

Gary Willis	26,039	33,089	23,940	7,520	90,588

George McNamee	126,000	44,850	29,925	9,400	210,175

Jeffrey Drazen	2,242	2,242	6,563	72,188	83,235

Joel Gross	25,000	25,000	19,950	6,267	76,217

Larry Garberding	25,000	25,000	29,925	9,400	89,325

Lisa Rosenblum	10,209	10,208	19,950	6,267	46,634

Maureen Helmer	32,000	39,050	23,940	7,520	102,510

Michael McGuire	12,500	12,500	28,721	17,830	71,551

Peter Woicke	-	30,761	19,950	6,267	56,978

Sergey Batekhin	10,209	10,208	19,950	6,267	46,634

Sergey Polikarpov	7,500	7,500	7,417	-	22,417

(1)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of restricted stock earned in 2008.  Fair value is calculated using the closing price of Plug Power stock on the date of grant. Stock awards granted to directors vest immediately.  For additional information, refer to note 14 of the Company’s consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.

a.

Andrew Dimitri has no unexercised stock awards.   Stock awards earned by Mr. Dimitri in 2008 include 2,404 shares granted on October 1, 2008 with a grant date fair value of $1.04, and 3,606 shares granted on January 2, 2009 with a grant date fair value of $1.04.

b.

Dennis Pivnyuk has no unexercised stock awards.   Stock awards earned by Mr. Pivnyuk in 2008 include 3,365 shares granted on October 1, 2008 with a grant date fair value of $1.04, and 3,750 shares granted on January 2, 2009 with a grant date fair value of $1.04.

c.

Douglass Grant has no unexercised stock awards.  Stock awards earned by Mr. Grant in 2008 include 2,135 shares granted on April 3, 2008 with a grant date fair value of $3.22, 2,853 shares granted on July 1, 2008 with a grant date fair value of $2.41, 6,611 shares granted on October 1, 2008 at a grant date fair value of $1.04, and 6,611 shares granted on January 2, 2009 with a grant date fair value of $1.04.

d.

Gary Willis has no unexercised stock awards.  Stock awards earned by Mr. Willis in 2008 include 1,553 shares granted on April 3, 2008 with a grant date fair value of $3.22, 3,500 shares granted on May 20, 2008 with a grant date fair value of $3.30, 2,195 shares granted on July 1, 2008 with a grant date fair value of $2.41, 5,409 shares granted on October 1, 2008 at a grant date fair value of $1.04, and 5,409 shares granted on January 2, 2009 with a grant date fair value of $1.04.

e.

George McNamee has no unexercised stock awards.  Stock awards earned by Mr. McNamee in 2008 include 2,329 shares granted on April 3, 2008 with a grant date fair value of $3.22, 4,500 shares granted on May 20, 2008 with a grant date fair value of $3.30, 3,122 shares granted on July 1, 2008 with a grant date fair value of $2.41, 7,212 shares granted on October 1, 2008 at a grant date fair value of $1.04, and 7,212 shares granted on January 2, 2009 with a grant date fair value of $1.04.

	f.	Jeffrey Drazen has no unexercised stock awards. Stock awards earned by Mr. Drazen in 2008 include 2,156 shares granted on January 2, 2009 with a grant date fair value of $1.04.

g.

Joel Gross has no unexercised stock awards.  Stock awards earned by Mr. Gross in 2008 include 1,941 shares granted on April 3, 2008 with a grant date fair value of $3.22, 2,593 shares granted on July 1, 2008 with a grant date fair value of $2.41, 6,010 shares granted on October 1, 2008 at a grant date fair value of $1.04, and 6,010 shares granted on January 2, 2009 with a grant date fair value of $1.04.

h.

Larry Garberding has no unexercised stock awards.  Stock awards earned by Mr. Garberding in 2008 include 1,941 shares granted on April 3, 2008 with a grant date fair value of $3.22, 2,593 shares granted on July 1, 2008 with a grant date fair value of $2.41, 6,010 shares granted on October 1, 2008 at a grant date fair value of $1.04, and 6,010 shares granted on January 2, 2009 with a grant date fair value of $1.04.

i.

Lisa Rosenblum has no unexercised stock awards.  Stock awards earned by Ms. Rosbenblum in 2008 include 1,359 shares granted on April 3, 2008 with a grant date fair value of $3.22, 1,815 shares granted on July 1, 2008 with a grant date fair value of $2.41, and 1,402 shares granted on October 1, 2008 at a grant date fair value of $1.04.

j.

Maureen Helmer has no unexercised stock awards.  Stock awards earned by Ms. Helmer in 2008 include 2,135 shares granted on April 3, 2008 with a grant date fair value of $3.22, 3,500 shares granted on May 20, 2008 with a grant date fair value of $3.30, 2,853 shares granted on July 1, 2008 with a grant date fair value of $2.41, 6,611 shares granted on October 1, 2008 at a grant date fair value of $1.04, and 6,611 shares granted on January 2, 2009 with a grant date fair value of $1.04.

k.

Michael McGuire has no unexercised stock awards.  Stock awards earned by Mr. McGuire in 2008 include 1,037 shares granted on July 1, 2008 with a grant date fair value of $2.41, 4,808 shares granted on October 1, 2008 at a grant date fair value of $1.04, and 4,808 shares granted on January 2, 2009 with a grant date fair value of $1.04.

l.

Peter Woicke has no unexercised stock awards.  Stock awards earned by Mr. Woicke in 2008 include 3,106 shares granted on April 3, 2008 with a grant date fair value of $3.22, 4,149 shares granted on July 1, 2008 with a grant date fair value of $2.41, 9,615 shares granted on October 1, 2008 at a grant date fair value of $1.04, and 732 shares granted on January 2, 2009 with a grant date fair value of $1.04.

m.

Sergey Batekhin has no unexercised stock awards.  Stock awards earned by Mr. Batekhin in 2008 include 1,359 shares granted on April 3, 2008 with a grant date fair value of $3.22, 1,815 shares granted on July 1, 2008 with a grant date fair value of $2.41, and 1,402 shares granted on October 1, 2008 at a grant date fair value of $1.04.

n.

Sergey Polikarpov has no unexercised stock awards.  Stock awards earned by Mr. Polikarpov in 2008 include 1,553 shares granted on April 3, 2008 with a grant date fair value of $3.22, and 1,037 shares granted on July 1, 2008 with a grant date fair value of $2.41.

(2)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of stock options granted to each of the named Non-Employee Directors in 2008 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2008 grants, refer to note 14 of the Company’s consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC. Also see note 14 for information on the valuation assumptions with respect to grants made prior to 2008. See the Grants of Plan-Based Awards Table for information on options granted in 2008. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the directors.  As of December 31, 2008:

	a.	Andrew Dimitri has 15,000 unexercised options awards. Option awards for 2008 include 15,000 shares granted on July 30, 2008 with a grant date fair value of $1.63.
	b.	Dennis Pivnyuk has 15,000 unexercised options awards. Option awards for 2008 include 15,000 shares granted on July 30, 2008 with a grant date fair value of $1.63.
	c.	Douglass Grant has 79,000 unexercised options awards. Option awards for 2008 include 12,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.
	d.	Gary Willis has 152,685 unexercised options awards. Option awards for 2008 include 12,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.
	e.	George McNamee has 220,000 unexercised options awards. Option awards for 2008 include 15,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.
	f.	Jeffrey Drazen has 125,000 unexercised options awards. Option awards for 2008 include 125,000 shares granted on November 7, 2008 with a grant date fair value of $0.63.
	g.	Joel Gross has 35,000 unexercised options awards. Option awards for 2008 include 10,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.
	h.	Larry Garberding has 120,000 unexercised options awards. Option awards for 2008 include 15,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.
	i.	Lisa Rosenblum has 35,000 unexercised options awards. Option awards for 2008 include 10,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.
	j.	Maureen Helmer has 71,000 unexercised options awards. Option awards for 2008 include 12,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.
k.

Michael McGuire has 25,000 unexercised options awards.  Option awards for 2008 include 15,000 shares granted on May 16, 2008 with a grant date fair value of $1.85 and 10,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.

	l.	Peter Woicke has 45,000 unexercised options awards. Option awards for 2008 include 10,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.
	m.	Sergey Batekhin has 35,000 unexercised options awards. Option awards for 2008 include 10,000 shares granted on May 21, 2008 with a grant date fair value of $1.88.
	n.	Sergey Polikarpov has 25,000 unexercised options awards. Mr. Polikarpov did not receive option awards in 2008.

(3)

This column represents the dollar amount recognized for financial statement reporting purposes under FAS 123R for the acceleration of stock options in accordance with the company’s change in control that occurred on December 20, 2008.  For more information on the change in control refer to note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC

Policy Governing Director Attendance at Annual Meetings

The Board of Directors has adopted a formal policy that all directors are expected to attend the Company’s Annual Meetings of Stockholders in person, unless doing so is impracticable due to unavoidable conflicts. All eleven of the Company’s eleven directors at the time attended the 2008 annual meeting, one director participating via telephone.

Policies Governing Director Nominations

Securityholder Recommendations

The Governance Committee’s current policy with regard to the consideration of director candidates recommended by securityholders is that it will review and consider any director candidates who have been recommended by one or more of the stockholders of the Company entitled to vote in the election of directors in compliance with the procedures established from time to time by the Governance Committee. All securityholder recommendations for director candidates must be submitted to the Company’s Corporate Secretary at Plug Power Inc., 968 Albany Shaker Road, Latham, NY 12110, who will forward all recommendations to the Governance Committee. We did not receive any securityholder recommendations for director candidates for election at the 2009 annual meeting. All securityholder recommendations for director candidates for election at the Company’s 2009 annual meeting must be submitted to the Company’s Corporate Secretary on or before January 20, 2010 and must include the following information:

  the name and address of record of the stockholder;

  a representation that the securityholder is a record holder of the Company’s stock entitled to vote in the election of directors, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended;

  the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

  a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for membership on the Board of Directors approved by the Governance Committee from time to time;

  a description of all arrangements or understandings between the securityholder and the proposed director candidate;

  the consent of the proposed director candidate (i) to be named in the proxy statement relating to the Annual Meeting of Stockholders and (ii) to serve as a director if elected at such annual meeting; and

  any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Board Membership Criteria

The Governance Committee has established criteria for membership on the Board of Directors. These criteria include the following specific, minimum qualifications that the Governance Committee believes must be met by a Governance Committee-recommended nominee for a position on the Board of Directors:

  The nominee must have high personal and professional integrity, must have demonstrated exceptional ability and judgment, and must be expected, in the judgment of the Governance Committee, to be highly effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the interests of the Company and its stockholders.

In addition to the minimum qualifications for each nominee set forth above, the Governance Committee will recommend that the Board of Directors select persons for nomination to help ensure that:

  the Board of Directors will be comprised of a majority of “independent directors” in accordance with NASDAQ rules;

  each of the Audit, Compensation and Governance Committees shall be comprised entirely of independent directors;

  each member of the Audit Committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement; and

  at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Finally, in addition to any other standards the Governance Committee may deem appropriate from time to time for the overall structure and composition of the Board of Directors, the Governance Committee, when recommending that the Board of Directors select persons for nomination, may consider whether the nominee has direct experience in the industry or in the markets in which the Company operates.

The Governance Committee will recommend to the Board of Directors the nomination of the director candidates who it believes will, together with the existing members of the Board of Directors and other nominees, best serve the interests of the Company and its stockholders.

Identifying and Evaluating Nominees

The Governance Committee may solicit recommendations for director nominees from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. The Governance Committee will review and evaluate the qualifications of any proposed director candidate that it is considering or that has been recommended to it by a securityholder in compliance with the Governance Committee’s procedures for that purpose and conduct inquiries it deems appropriate into the background of these proposed director candidates. In identifying and evaluating proposed director candidates, the Governance Committee may consider, in addition to the minimum qualifications and other criteria for membership on the Board of Directors approved by the Governance Committee from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of each proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. Based on these considerations, the Governance Committee will recommend to the Board of Directors the nomination of the director candidates who it believes will, together with the existing members of the Board of Directors and other nominees, best serve the interests of the Company and its stockholders. The Governance Committee will evaluate proposed director candidates who have been recommended by securityholders in compliance with the policies and procedures established by the Governance Committee in the same manner as all other proposed director candidates being considered by the Governance Committee, with no regard to the source of the initial recommendation of such proposed director candidate.

Contacting the Board of Directors

You may contact any directors of the Company by writing to them c/o Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110, attention: Corporate Secretary. Your letter should clearly specify the name of the individual director or group of directors to whom your letter is addressed. Any communications received in this manner will be forwarded as addressed.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below. The ages of and biographical information regarding each executive officer is based on information furnished to the Company by each executive officer and is as of January 19, 2009.

Executive Officers	Age	Position
Andrew Marsh.....................................	52	President, Chief Executive Officer and Director
Gerald A. Anderson ...........................	51	Senior Vice President and Chief Financial Officer
Mark A. Sperry....................................	48	Senior Vice President and General Manager of Continuous Power Division
Gerard L. Conway, Jr...........................	44	Senior Vice President, General Counsel and Corporate Secretary

Andrew Marsh’s biographical information can be found in the section entitled “Information about our Directors” in this Proxy Statement.

Gerald A. Anderson joined Plug Power as Chief Financial Officer in July 2007 and, effective March 10, 2009, the Board of Directors appointed him Senior Vice President.  He is responsible for managing all aspects of the Company’s financial, investor relations and information services operations. Prior to joining Plug Power, Mr. Anderson was the Treasurer and Director of Finance for Intermagnetics General Corporation. Utilizing an acquisition growth strategy, he managed finance, treasury, risk management and business valuation functions for the medical device manufacturing company. Prior to that, he was Chief Financial Officer for J Management Company. In addition to managing finance, controllership, merger and acquisition and treasury functions, he also helped set the strategic direction of the company. Earlier in his career, Mr. Anderson spent 15 years with KeyCorp, eventually as Senior Vice President, Director of Business Analysis and Management Reporting. He has more than 25 years of financial experience. Mr. Anderson is a director of the Gilda’s Club Capital Region New York. He holds a Bachelor of Science degree in Business Administration, with a concentration in Accounting, from the University of Arizona.

Mark A. Sperry currently serves as the General Manager of the Continuous Power Division and, effective March 10, 2009, the Board of Directors appointed him Senior Vice President. In his current position he directs the Company’s efforts to develop and market products targeted at applications and industries that require clean, reliable primary power solutions.  Additionally, he manages the Company’s strategic technology programs, including activities with Honda and high temperature Proton Exchange Membrane efforts partially funded by the European Union and US Department of Energy. Prior to his current position he served as Vice President and Chief Marketing Officer beginning in May 2000. In that capacity, Mr. Sperry was responsible for all strategy, marketing and advanced technical program activities, including corporate, business and market development, strategic planning, product marketing and marketing communications.  During his tenure with the Company, Mr. Sperry has overseen the acquisition and integration of the Company’s operations in Vancouver, BC, and focused on the development of fuel cell solutions for industrial vehicles.  Additionally, he designed, built and managed the Company’s program management, sales and customer operations organizations and was instrumental in raising capital for the Company’s ongoing research and development activities. Prior to joining the Company, Mr. Sperry spent 15 years at Xerox Corporation, where he served as Vice President and General Manager for the Production Color Business within the North American Solutions Group. While at Xerox, he held a wide variety of positions spanning finance, operations, marketing and strategy, including worldwide marketing responsibility for the highly successful, multi-billion dollar DocuTech product family. Mr. Sperry holds a position on the executive committee of the American Marketing Association and is currently a board member of the Saratoga County Chamber of Commerce.  Mr. Sperry received Bachelor of Science degrees in Economics and Political Science from Dickinson College and a Masters in Business Administration from Syracuse University.

Gerard L. Conway, Jr. has served as General Counsel and Corporate Secretary since September 2004 and, effective March 10, 2009, the Board of Directors appointed him Senior Vice President.  In that capacity, Mr. Conway is responsible for advising the Company on legal issues such as corporate law, securities, contracts, strategic alliances and intellectual property.  He also serves as the Compliance Officer for securities matters affecting the Company. During his tenure, Mr. Conway served as Vice President of Government Relations from 2005 to June 2008 and in that capacity he advocated on energy issues, policies, legislation and regulations on the state, federal, national and international levels on behalf of the Company and the alternative energy sector. Prior to his appointment to his current position, Mr. Conway served as Associate General Counsel and Director of Government Relations for the Company beginning in July 2000. Prior to joining Plug Power Inc., Mr. Conway spent four years as an Associate with Featherstonhaugh, Conway, Wiley & Clyne, LLP, where he concentrated in government relations, business and corporate law.  Mr. Conway has more than 13 years of experience in general business, corporate real estate and government relations.  Mr. Conway holds a Bachelor of Arts degree in English and Philosophy from Colgate University and a Juris Doctorate from Boston University School of Law.

Subject to any terms of any employment agreement with the Company (as further described in this Proxy Statement), each of the executive officers holds his or her respective office until the regular annual meeting of the Board of Directors following the Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We provide what we believe is a competitive total compensation package to our executive management team through a combination of base salary, annual incentive bonuses, long-term equity incentive compensation, and broad-based benefits programs. We place emphasis on pay-for-performance based incentive compensation, which is designed to reward our executives based on the achievement of predetermined performance goals.  This Compensation Discussion and Analysis explains our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and the other three most highly-compensated executive officers as determined in accordance with applicable SEC rules, which are collectively referred to as the named executive officers.

Effective as of April 7, 2008, Dr. Roger Saillant resigned from his positions as the President, Chief Executive Officer and a Director of the Company.  Andrew Marsh was appointed by the Board of Directors as President, Chief Executive Officer and member of the Board of Directors of the Company effective April 8, 2008.

Effective August 15, 2008, Thomas Hutchison retired from his position as Vice President of Engineering of the Company.  During 2008, Chris Reid held the position of Vice President and General Manager of Motive Power Division of Plug Power Inc. and Vice President of Plug Power Canada Inc.

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

  Attract and retain talented and experienced executives;

  Motivate and reward executives whose knowledge, skills and performance are critical to our success;

  Provide a competitive compensation package which is weighted towards pay-for-performance and in which total compensation is primarily determined by Company and individual results and the creation of shareholder value;

  Ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and

  Motivate our executives to manage our business to meet our short- and long-term objectives and reward them for meeting these objectives.

Our Executive Compensation Programs

Our executive compensation primarily consists of base salary, annual incentive bonuses, long-term equity incentive compensation and broad-based benefits programs.  Consistent with the emphasis we place on pay-for-performance based incentive compensation, long-term equity incentive compensation in the form of stock options and restricted stock constitute a significant portion of our total executive compensation.

Within the context of the overall objectives of our compensation programs, our Compensation Committee determined the specific amounts of compensation to be paid to each of our executives in 2008 based on a number of factors, including:

  its understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities; and

  our executives’ performance during 2008 in general and as measured against predetermined performance goals; and

  the nature, scope and level of our executives’ responsibilities; and

  our executives’ effectiveness in leading the Company’s initiatives to increase customer value, productivity and revenue growth; and

  the individual experience and skills of, and expected contributions from, our executives; and

  the executive’s contribution to the Company’s commitment to corporate responsibility, including the executive’s success in creating a culture of unyielding integrity and compliance with applicable law and the Company’s ethics policies; and

  the amounts of compensation being paid to our other executives; and

  the executive’s contribution to our financial results; and

  our executives’ historical compensation at our Company; and

  any contractual commitments we have made to our executives regarding compensation.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of the particular element and how it fits into our overall executive compensation.  Compensation paid to our named executive officers in 2008 is discussed under each element.  In the descriptions below, we have identified particular compensation objectives which we have designed our executive compensation programs to serve; however, we have designed our compensation programs to complement each other and to collectively serve all of our executive compensation objectives described above.  Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.

Base Salary

We pay our executives a base salary which we review and determine annually.  We believe that a competitive base salary is a necessary element of any compensation program designed to attract and retain talented and experienced executives.  We also believe that attractive base salaries can motivate and reward executives for their overall performance.  Base salaries are, in part, established based on the individual experience, skills, and expected contributions of our executives and our executives’ performance during the prior year.

In 2008, we increased the base salaries of our named executive officers as follows: Mr. Sperry’s base salary increased from $248,000 to $258,000 per year, Mr. Conway’s base salary increased from $170,000 to $200,000, Mr. Anderson’s base salary increased from $225,000 to $250,000, and Mr. Hutchison’s base salary increased from $238,000 to $254,000. Mr. Reid’s base salary of CDN$290,605 did not change in 2008.  At the time of his hire in April 2008, we established Mr. Marsh’s base salary at $375,000.  Our executives’ base salaries reflect the initial base salaries that we negotiated with each of our executives at the time of his or her initial employment or promotion and our subsequent adjustments to these amounts to reflect market increases, the growth and stage of development of our Company, our executives’ performance and increased experience, any changes in our executives’ roles and responsibilities, and other factors.  The initial base salaries that we negotiated with our executives were based on our understanding of the market at the time, the individual experience and skills of, and expected contribution from, each executive, the roles and responsibilities of the executive, the base salaries of our existing executives, and other factors.

Annual Incentive Bonuses

Our named executive officers are eligible to receive annual incentive bonuses based on our pay-for-performance incentive compensation program.  They are eligible to receive annual incentive bonuses primarily based upon their performance as measured against predetermined individual performance goals, including financial measures, achievement of strategic objectives, and other factors.  The primary objective of this program is to motivate and reward our named executive officers for meeting individual performance goals.  We do not believe that every important aspect of executive performance is capable of being specifically quantified in a predetermined performance goal.  For example, events outside of our control may occur after we have established the named executive officers’ individual performance goals for the year that require our named executive officers to focus their attention on different or other strategic initiatives; thus, the individual performance goals may be modified during the fiscal year by the President and Chief Executive Officer, or the Board of Directors in the case of the President and Chief Executive Officer himself, to account for such events beyond out control.

Within our pay-for-performance incentive compensation program, specific performance attainment levels are indicated for each performance goal.  These performance attainment levels correlate to potential award amounts that are calculated as a percent of each executive’s base salary.

In 2008, except with respect to Messrs. Sperry, Marsh and Reid, we established attainment levels for each of our executives as 10%, 20% or 30% of his base salary to be awarded in the form of a stock grant.  Mr. Sperry had the potential to earn a grant equivalent to 10% or 30% of his base salary; Mr. Marsh had the potential to earn a grant equivalent to 17%, 34%, or 50% of his base salary; and Mr. Reid had the potential to earn up to 50% of his base salary in the form of a cash grant.  Since the annual incentive bonus is payable based on the achievement of each of the different levels of performance, the executive officer may earn between 0% and 30% of his base salary given his actual performance (with the exception of Mr. Marsh, who may earn between 0% and 50% of his base salary given his actual performance).  The 20% attainment level is considered the target level for each performance goal because it is challenging for the executive to attain, and the executive would meet expectations if he achieved this level.  The 10% attainment level is considered the threshold level for each performance goal because although still challenging it is the minimum acceptable performance level.  The 30% attainment level is considered the maximum, or stretch, level for each performance goal because it is most challenging for the executive to attain, and executive would have to exceed expectations to achieve this level.  Our maximum and threshold performance attainment levels are determined in relation to our target attainment levels and are intended to provide for correspondingly greater or lesser incentives in the event that performance is within an appropriate range above or below the target performance attainment level.

As a way of linking each executive’s performance to corporate-wide strategy, the executives’ individual performance goals directly correlate to our corporate milestones, which management recommends corporate milestones to the Board of Directors and the Board of Directors approves after appropriate discussion and review.  The executives’ individual performance goals are determined in the same way as the corporate milestones such that management reviews how each executive may contribute to the corporate milestones and recommends individual performance goals to the Board of Directors.  The Board of Directors, after appropriate discussion and review, ultimately approves the individual performance goals.  Because disclosure of the specific individual performance goals would give competitors information that could be leveraged for competitive advantage, we do not disclose these specific individual performance goals or our executives’ actual performance against such goals.  Generally the individual performance goals, as well as the corporate milestones, fell into one or more of the following categories: (i) increase sales, (ii) meet product launch schedules, (iii) meet goals for number of units shipped, (iv) decrease product and fuel costs, and (v) decrease costs of business operations.

In 2008, all of the executive officers attained some level of success in relation to their individual performance goals. Initially, the CEO, and other members of management as appropriate, make a recommendation to the Compensation Committee of the Board of Directors for each executive’s potential award amount based on his level of attainment of each of his individual performance goals (with the exception of the CEO himself whose level of attainment is evaluated by the Compensation Committee directly).  Ultimately, the Board of Directors after review and discussion and recommendation from the Compensation Committee determines the final achieved level of attainment for each executive’s individual performance goals.

Long-Term Equity Incentive Compensation

We grant long-term equity incentive awards in the form of stock options and restricted stock to executives as part of our total compensation package.  Consistent with our emphasis on pay-for-performance based incentive compensation, these awards represent a significant portion of total executive compensation.  Based on the stage of our Company’s development and the incentives we aim to provide to our executives, we have chosen to use either stock options or a combination of stock options and restricted stock as our long-term equity incentive awards.  Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion by our Company.

Additionally, the Board adopted stock ownership guidelines for named executives, effective as of August 15, 2005, which are also considered when granting long-term equity incentive awards to executives.  These guidelines provide a target level of Company equity holdings with which named executives are expected to comply within five (5) years from the latter of the effective date of the guidelines or the date the individual is first appointed as an executive.  The target stock holdings are determined as a multiple of the named executive’s base salary and then converted to a fixed number of shares. The named executive’s base salary is multiplied by five (5) for Chief Executive Officer and by three (3) for all other named executives; that product is divided by Plug Power’s 200-day average common stock price as reported by the NASDAQ Global Market; and finally that amount is then rounded to the nearest 100 shares.  The following count towards satisfaction of these stock ownership guidelines: (i) shares owned outright by the executive or his or her immediate family members residing in the same household; (ii) stock held in the Plug Power Inc. Savings and Retirement Plan (401K Plan); (iii) stock held in the Plug Power Inc. Employee Stock Purchase Plan (ESPP); (iv) restricted stock issued as part of an executive’s annual or other bonus whether or not vested; (v) shares acquired upon the exercise of employee stock options; (vi) shares underlying unexercised employee stock options as part of the Plug Power Inc. Employee Stock Option Plan (ESOP) times a factor of 33 percent; and (vii) shares held in trust.

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with our Company.  Stock options are earned on the basis of continued service and generally vest over three years, beginning with one-third vesting on after the first anniversary of the grant date, one-third vesting on the second anniversary of the grant date and the final one-third vesting on the third anniversary of the grant date, subject to acceleration in certain circumstances.  Stock option awards are made pursuant to our 1999 Stock Option and Incentive Plan.  Except as may otherwise be provided in the applicable stock option award agreement, stock option awards become fully exercisable upon a change of control under the 1999 Stock Option and Incentive Plan.  The exercise price of each stock option granted under our 1999 Stock Option and Incentive Plan is the closing price of our common stock on the NASDAQ Global Market as of the effective date of each grant.

We make grants to our existing executive officers on an annual basis; however, grants to new hires and grants relating to an existing executive officer’s promotion may be made on a periodic basis.  All grants to executive officers are approved by the Compensation Committee.  In 2008, we considered a number of factors in determining the number of stock options, if any, to grant to our executives, including:

  the number of shares subject to, and exercise price of, outstanding options, both vested and unvested, held by our named executive officers;

  the vesting schedule of the unvested stock options held by our named executive officers; and

  the amount and percentage of our total equity on a diluted basis held by our named executive officers.

Restricted stock awards provide our executive officers with shares of our stock that they may retain or trade; however, all executive officers must trade within their rights according to our Insider Trading Policy.  The restricted stock is intended to be a long-term incentive alternative to the stock option awards that may be appropriate for executive officers based on their performance and their critical skills.  Restricted stock awards may vest over three years, beginning with one-third vesting one year after the date of grant, then pro-rata vesting monthly thereafter. Restricted stock awards are made pursuant to our 1999 Stock Option and Incentive Plan.

Broad-Based Benefits

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, and vision care coverage, disability insurance and life insurance, and our 401(k) plan.

Our Executive Compensation Process

The Compensation Committee of our Board of Directors is responsible for determining the compensation for our named executive officers.  The Compensation Committee is composed entirely of non-employee directors who are “independent” as that term is defined in the applicable NASDAQ rules.  In determining executive compensation, our Compensation Committee annually reviews the performance of our executives with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual incentive bonuses and performance measures, and grants of long-term equity incentive awards for each of our executives.  The Chairman of the Compensation Committee makes recommendations to the Compensation Committee with regards to the Chief Executive Officer’s compensation.  The Compensation Committee makes its determination regarding executive compensation and then recommends such determination to the Board of Directors.  The Board of Directors ultimately approves executive compensation.

As a result, the total amount of compensation that we paid to our executives, the types of executive compensation programs we maintained, and the amount of compensation paid to our executives under each program has been determined by our Compensation Committee and Board of Directors based on their understanding of the market, experience in making these types of decisions, and judgment regarding the appropriate amounts and types of executive compensation to provide.

Summary Compensation

The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the individuals serving as the Company’s principal executive officer or principal financial officer during the past three fiscal years, and the three other most highly compensated executive officers during Fiscal 2008 (“named executive officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
		($)	($)	($)	($)	($)	($)	($)		($)
			(1)	(2)	(3)	(4)	(6)

Roger Saillant (6)	2008	88,750	-	-	-	-	-	1,500,452	(7)	1,589,202
Chief Executive Officer	2007	325,000	-	-	307,000	-	57,539	13,428	(7)	702,967
	2006	325,000	48,750	-	307,000	-	57,539	13,178	(7)	751,467

Andrew Marsh (8)	2008	272,596	-	108,080	161,788	-	-	799,375	(9)	1,341,839
President, Chief Executive Officer and Director	2007	-	-	-	-	-	-	-		-
	2006	-	-	-	-	-	-	-		-

Gerald A. Anderson (10)	2008	248,577	-	101,675	60,293	-	-	76,696	(11)	487,241
Senior Vice President and Chief Financial Officer	2007	108,173	22,500	11,100	38,250	-	-	5,002	(11)	185,025
	2006	-	-	-	-	-	-	-		-

Mark A. Sperry	2008	257,231	-	108,720	91,107	-	-	63,842	(12)	520,900
Senior Vice President and General Manager of Continuous Power Division	2007	242,673	8,000	39,060	100,344	-	-	11,377	(12)	401,454
	2006	237,462	60,750	35,805	97,656	-	-	11,339	(12)	443,012

Gerard L. Conway, Jr. (13)	2008	197,693	-	107,900	71,840	-	-	54,013	(14)	431,446
Senior Vice President, General Counsel and Corporate Secretary	2007	-	-	-	-	-	-	-		-
	2006	-	-	-	-	-	-	-		-

Chris Reid (15)	2008	196,493	-	63,334	46,207	98,944	-	68,015	(16)	472,993
Vice President and Vice President of Plug Power Canada Inc.	2007	-	-	-	-	-	-	-		-
	2006	-	-	-	-	-	-	-		-

Thomas M. Hutchinson (17)	2008	168,182	-	273,334	86,240	-	-	408,615	(18)	936,371
Vice President Engineering	2007	237,462	-	80,000	72,200	-	-	12,743	(18)	402,405
	2006	129,810	18,000	46,667	39,250	-	-	44,798	(18)	278,525

(1)	This column represents the dollar amount of discretionary bonuses paid to executives. During 2007 there were no bonus payments made under formal incentive compensation plans, as targets were not met.

(2)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of restricted stock granted in 2008 as well as prior fiscal years. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Fair value is calculated using the closing price of Plug Power stock on the date of grant. For additional information, refer to note 14 of the Company’s consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC. Also see the Grants of Plan-Based Awards Table for information on awards made in 2008. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

(3)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of stock options granted to each of the named executives, in 2008 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2008 grants, refer to note 14 of the Company’s consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC. Also see note 14 for information on the valuation assumptions with respect to grants made prior to 2008. See the Grants of Plan-Based Awards Table for information on options granted in 2008. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

(4)	This column represents the dollar amount of bonuses paid to executives in 2009 under a non-equity incentive plan earned in 2008.

(5)

This column represents the sum of the change in pension value for Roger Saillant under his Supplemental Employee Retirement Plan (the Plan), the only pension plan offered by the Company.  This Plan was offered to Mr. Saillant in order to compensate him for the value of pension benefits forfeited when he left Ford/Visteon Corporation and joined the Company in 2000.  Mr. Saillant became fully vested under this Plan in 2008.

(6)	Dr. Saillant retired in April 2008, and therefore he received compensation in 2008 for four months.

(7)

Includes the Company’s share of contributions on behalf of Dr. Saillant to the Plug Power 401(k) savings plan in the amount of $4,438, $11,250, and $11,000 in the years ended 2008, 2007 and 2006 respectively, payments of $1,048, $2,178 and $2,178 for supplemental life insurance premiums in the years ended 2008, 2007 and 2006 respectively, and a retirement payment of $1,494,966 in 2008.

(8)	Mr. Marsh was hired in April 2008, and therefore he received compensation in 2008 for nine months, and no compensation for 2007 or 2006.

(9)

Includes the Company’s share of contributions on behalf of Mr. Marsh to the Plug Power 401(k) savings plan in the amount of $10,130, payment of $673 for supplemental life insurance premiums, payment of $117,061 for moving and relocation expenses, and $671,511 recognized in 2008 for financial statement reporting purposes under FAS 123R for the acceleration of stock options in accordance with the company’s change in control that occurred on December 20, 2008.  For more information on the change in control refer to note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.

(10)	Mr. Anderson was hired in July 2007, and therefore he received compensation in 2007 for six months, and no compensation for 2006.

(11)

Includes the Company’s share of contributions on behalf of Mr. Anderson to the Plug Power 401(k) savings plan in the amount of $11,443 and $4,760 in the years ended 2008 and 2007, respectively, payments of $552 and $242 for supplemental life insurance premiums in the years ended 2008 and 2007, respectively, and $64,701 recognized in 2008 for financial statement reporting purposes under FAS 123R for the acceleration of stock options in accordance with the company’s change in control that occurred on December 20, 2008.  For more information on the change in control refer to note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.

(12)

Includes the Company’s share of contributions on behalf of Mr. Sperry to the Plug Power 401(k) savings plan in the amount of $11,125, $11,021, and $11,000 in the years ended 2008, 2007 and 2006 respectively, payments of $374, $356 and $339 for supplemental life insurance premiums in the years ended 2008, 2007 and 2006 respectively, and $52,343 recognized in 2008 for financial statement reporting purposes under FAS 123R for the acceleration of stock options in accordance with the company’s change in control that occurred on December 20, 2008.  For more information on the change in control refer to note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.

(13)	Mr. Conway became a named executive officer in 2008.

(14)

Includes the Company’s share of contributions on behalf of Mr. Conway to the Plug Power 401(k) savings plan in the amount of $7,577 in the year ended 20008, payment of $180 for supplemental life insurance premiums in the year ended 2008, and $46,256 recognized in 2008 for financial statement reporting purposes under FAS 123R for the acceleration of stock options in accordance with the company’s change in control that occurred on December 20, 2008.  For more information on the change in control refer to note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.

(15)

Mr. Reid became a named executive officer in 2008.  He served as an executive of the Company for a portion of 2008.  His salary, benefits, and all other compensation have been translated into US dollars at an average exchange rate of $1 CDN = $0.9441 USD.

(16)

Includes the Company’s share of contributions on behalf of Mr. Reid to for health, dental and life insurance benefits of $4,487 for the year ended 2008, and $63,528 recognized in 2008 for financial statement reporting purposes under FAS 123R for the acceleration of stock options in accordance with the company’s change in control that occurred on December 20, 2008.  For more information on the change in control refer to note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.

(17)	Mr. Hutchison was hired in June 2006, and therefore he received compensation in 2006 for seven months. Mr. Hutchison retired from the Company on August 15, 2008.

(18)

Includes the Company’s share of contributions on behalf of Mr. Hutchison to the Plug Power 401(k) savings plan in the amount of $8,000, $11,250, and $5,409 in the years ended 2008, 2007 and 2006 respectively, payments of $1,077, $1,493 and $809 for supplemental life insurance premiums in the years ended 2008, 2007 and 2006 respectively, severance payment of $254,000 in 2008, and payment of moving and relocation expenses of $145,538 and $38,580 in 2008 and 2006, respectively.

Grants of Plan-Based Awards Table

        The following table provides information about equity awards granted to the named executive officers in 2008:

Name	Estimated Potential Payouts Under Non-Equity Incentive Plan Awards			Estimated Potential Payouts Under Equity Incentive Plan Awards			Grant Date	All other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards
	Threshold	Target	Maximum	Threshold	Target	Maximum	(1)	(2)	(3)	(4)

Roger Saillant	—	—	—	—	—	—	—	—	—	—

Andrew Marsh	—	—	—	63,750	127,500	187,500	04/08/08	400,000	3.58	832,000

Gerald A. Anderson	—	—	—	25,000	50,000	75,000	01/24/08	27,000	2.60	42,120

Mark A. Sperry	—	—	—	25,800	51,600	77,400	01/24/08	27,000	2.60	42,120

Gerard L. Conway, Jr.	—	—	—	20,000	40,000	60,000	01/24/08	27,000	2.60	42,120

Chris Reid	—	—	98,944	—	—	—	01/24/08	27,000	2.60	42,120

Thomas M. Hutchinson	—	—	—	—	—	—	01/24/08	27,000	2.60	42,120

Allan Greenburg	—	—	—	—	—	—	01/24/08	27,000	2.60	42,120

(1)

This column shows the number of stock options granted in 2008 to the named executives.  These options were fully vested in 2008 due to the change in control that occurred on December 20, 2008.  For more information on the change in control refer to note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.

(2)	This column shows the exercise price for the stock options granted, which was the closing price of Plug Power stock on the date of grant, the date the Compensation Committee granted the options.

(3)

This column shows the full grant date fair value of restricted stock and stock options under SFAS 123R granted to the named executives in 2008.  The full grant date fair value is the amount that the Company would expense in its financial statements over the award's vesting schedule.  For stock options, fair value is calculated using the Black Scholes value on the grant date.  The fair value shown for stock option awards are accounted for in accordance with SFAS 123R.  For additional information on the valuation assumptions, refer to note 14 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.  These amounts reflect the Company's accounting expense, and do not correspond to the actual value that will be recognized for the named executives.

Discussion of Summary Compensation and Grants of Plan-Based Awards Tables

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan Based Awards Table was paid or awarded, are described above under “Compensation Discussion and Analysis.” A summary of certain material terms of our compensation plans and arrangements is set forth below.

Employment Agreements

The Company and Mr. Marsh are parties to an employment agreement pursuant to which renews automatically for successive one-year terms unless Mr. Marsh or the Company gives notice to the contrary. Mr. Marsh receives an annual base salary of $375,000 and is eligible to: (i) receive an annual incentive bonus of up to an amount equal to fifty percent (50%) of his annual base salary; (ii) participate in all savings and retirement plans; and (iii) participate in all benefit and executive perquisites. Mr. Marsh’s employment may be terminated by the Company for “Cause”, as defined in the agreement, or by Mr. Marsh for “Good Reason”, as defined in the agreement, or without “Good Reason” upon written notice of termination to the Company. If Mr. Marsh’s employment is terminated by the Company for any reason other than cause, death or disability, or in the event that Mr. Marsh terminates his employment with the Company and is able to establish “Good Reason”, the Company is obligated to pay Mr. Marsh the sum of the following amounts: (i) any earned but unpaid annual base salary, (ii) incentive bonus earned but not yet paid, (iii) unpaid expense reimbursements, (iv) accrued but unused vacation, plus (v) any benefits that may have vested under any employee benefit plan of the Company through the date of termination; plus (i) one (1) times annual base salary and (ii) one (1) times the annual incentive bonus for the immediately preceding fiscal year. In addition, Mr. Marsh is entitled to fully vest as of the date of termination in any outstanding restricted stock, stock options and other stock awards previously granted that would have vested had he remained an employee for an additional twelve (12) months following the date of termination. Furthermore, the Company is required to continue paying health insurance and other benefits to Mr. Marsh and his eligible family members for twelve (12) months following his termination. The agreement also provides, among other things, that if, within twelve (12) months after a “Change in Control”, as defined in the agreement, the Company terminates such executive’s employment without Cause, then such executive shall be entitled to (i) receive a lump sum payment equal to three (3) times the sum of (1) his current annual base salary plus (2) his average annual incentive bonus over the three (3) fiscal years prior to the Change in Control (or his annual incentive bonus for the fiscal year immediately preceding to the Change of Control, if higher), (ii) continued vesting of his stock options and other stock-based awards for twelve (12) months following the Change of Control as if he had remained an active employee, and (iii) receive benefits, including health and life insurance for twelve (12) months following the Change of Control.

The Company and Messrs. Anderson, Sperry and Conway are parties to Executive Employment Agreements pursuant to which if any of their employment is terminated by the Company for any reason other than “Cause”, as defined in the agreement, death or disability, or in the event that any terminates his employment with the Company and is able to establish “Good Reason”, as defined in the agreement, the Company is obligated to pay each the sum of the following amounts: (i) any earned but unpaid annual base salary, (ii) incentive bonus earned but not yet paid, (iii) unpaid expense reimbursements, (iv) accrued but unused vacation, plus (v) any benefits that may have vested under any employee benefit plan of the Company through the date of termination; plus (i) one (1) times annual base salary. In addition, each is entitled to exercise any vested stock options for twelve (12) months following the date of termination. Furthermore, the Company is required to continue paying health insurance and other benefits to each and his eligible family members for twelve (12) months following his termination. The Executive Employment Agreements also provide, among other things, that if, within twelve (12) months after a “Change in Control”, as defined in the agreement, the Company terminates such executive’s employment without Cause, then such executive shall be entitled to (i) receive a lump sum payment equal to the sum of (1) his average annual base salary over the three (3) fiscal years immediately prior to the Change of Control (or the executive’s annual base salary in effect immediately prior to the Change of Control, if higher) and (2) his average annual bonus over the three (3) fiscal years prior to the Change in Control (or the executive’s annual bonus in effect immediately prior to the Change of Control, if higher), (ii) continued vesting of his stock options for twelve (12) months following the Change of Control as if he had remained an active employee, and (iii) receive benefits, including health and life insurance for twelve (12) months following the Change of Control.

Mr. Reid is party to an Amended and Restate Employment Agreement pursuant to which if his employment is terminated by the Company for any reason other than “Cause”, as defined in the agreement, death or disability, or in the event that any terminates his employment with the Company and is able to establish “Good Reason”, as defined in the agreement, the Company is obligated to pay each the sum of the following amounts: (i) sixteen (16) months of annual base salary, plus (ii) performance bonus earned but not yet paid.

Annual Incentive Bonuses

In 2008, we established incentive bonus potentials for each of our named executive officers as a percentage of that executive’s base salary according to the executives’ achievement of a number of predetermined performance goals, as described above under “Our Executive Compensation Programs – Annual Incentive Bonuses.”  With the exception of Mr. Marsh, each executive has the ability to earn a stock grant equivalent to between 0% and 30% of his base salary given his actual performance.  Mr. Marsh has the ability to earn a stock grant equivalent to between 0% and 50% of his base salary given his actual performance.  Each named executive officer demonstrated some level of achievement in relation to his performance goals in 2008.  Mr. Marsh earned 118,769 shares of stock prorated for his start date, which equated to 39.4% of his annual base salary.  Mr. Anderson earned 59,863 shares of stock, which equated to 21.79% of his annual base salary.  Mr. Sperry earned 76,549 shares of stock, which equated to 27.0% of his annual base salary.  Mr. Conway earned 60,440 shares of stock, which equated to 27.5% of his annual base salary.  Mr. Reid earned CDN $104,802, which equated to 50% of his annual base salary.

2008 Stock Option Grants

In 2008, we granted Mr. Marsh the stock option under our 1999 Stock Option and Incentive Plan to purchase 400,000 shares of common stock at an exercise price of $3.58 per share.  Additionally, in 2008 we granted Messrs. Anderson, Sperry, Conway, Hutchison and Reid each the stock option to purchase 27,000 shares of common stock at an exercise price of $2.60 per share.  Each of Messrs. Marsh, Anderson, Sperry and Conway’s stock options vest over three years with one-third of the total award vesting on the first anniversary of the grant date and the remainder vesting on the second and third anniversaries of the grant date.  Each of these stock options has an exercise price equal to the fair market value on grant date and a term of ten years.

1999 Stock Option and Incentive Plan

Administration.  Our Board of Directors currently administers our 1999 Stock Option and Incentive Plan. The Compensation Committee of our Board of Directors is responsible for reviewing all of our executive compensation plans.

Eligibility.  All of our employees, consultants and non-employee directors are eligible to be granted awards under our 1999 Stock Option and Incentive Plan. An employee, consultant or non-employee director granted an award is a participant under our 1999 Stock Option and Incentive Plan.

Number of Shares Available for Issuance. The maximum number of shares of our common stock that are authorized for issuance under our 1999 Stock Option and Incentive Plan as of January 1, 2009 is 14,481,262. Shares issued under the 1999 Stock Option and Incentive Plan may be treasury shares or authorized but unissued shares.  In the event the number of shares to be delivered upon the exercise or payment of any award granted under the 1999 Stock Option and Incentive Plan is reduced for any reason or in the event that any award (or portion thereof) can no longer be exercised or paid, the number of shares no longer subject to such award shall be released from such award and shall thereafter be available under the 1999 Stock Option and Incentive Plan for the grant of additional awards.  Upon the occurrence of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the plan administrator may ratably adjust the aggregate number and affected class of securities available under the 1999 Stock Option and Incentive Plan.

Types of Awards. The plan administrator may grant the following types of awards under our 1999 Stock Option and Incentive Plan: stock options; restricted stock; or other stock-based awards. Stock options awarded under our 1999 Stock Option and Incentive Plan may be nonqualified stock options or incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. With the exception of incentive stock options, the plan administrator may grant, from time to time, any of the types of awards under our 1999 Stock Option and Incentive Plan to our employees, consultants and non-employee directors. Incentive stock options may only be granted to our employees.

Stock Options. A stock option is the right to acquire shares of our common stock at a fixed price for a fixed period of time and generally is subject to a vesting requirement. To date, as a matter of practice, options have generally been subject to a three-year vesting period, with one-third of the total award vesting at the first anniversary of the grant date and the remainder vesting in equal thirds each anniversary thereafter.  A stock option will be in the form of a nonqualified stock option or an incentive stock option. The exercise price is set as the market price on the grant date.  The term of a stock option may not exceed ten years or five years in the case of incentive stock options granted to a 10% owner.  Our 1999 Stock Option and Incentive Plan also allows for the early exercise of unvested options, provided that right is permitted in the applicable stock option agreement. All outstanding unvested shares of our common stock acquired through early exercised options are subject to repurchase by us.  After termination of an optionee, he or she may exercise his or her vested options for the period of time stated in the stock option agreement. Generally, if termination is due to death or disability, the vested option will remain exercisable for twelve (12) months; if termination is for cause, the option may no longer be exercised; and, in all other cases, the vested options will remain exercisable for executives twelve (12) months. However, an option may not be exercised later than its expiration date.

Restricted Stock.  A restricted stock award is an award entitling the recipient to acquire, at par value or such other higher purchase price determined by the administrator, shares of stock subject to such restrictions and conditions as the administrator may determine at the time of grant.  Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a restricted stock award is contingent on the participant executing the restricted stock award agreement.  Restricted stock awards are shares of our common stock that are subject to cancellation, restrictions and vesting conditions, as determined by the plan administrator.  Restricted stock awards generally vest over three years, beginning with one-third vesting one year after the date of grant, then pro-rata vesting monthly thereafter. Restricted stock awards are made pursuant to our 1999 Stock Option and Incentive Plan.

Other Awards.  The administrator of the 1999 Stock Option and Incentive Plan also may grant other forms of awards that generally are based on the value of our common stock as determined by the plan administrator to be consistent with the purposes of our 1999 Stock Option and Incentive Plan.

Amendment and Discontinuance; Term.  The plan administrator may amend, suspend or terminate our 1999 Stock Option and Incentive Plan at any time, with or without prior notice to or consent of any person, except as would require the approval of our stockholders, be required by law or the requirements of the exchange on which our common stock is listed or would adversely affect a participant’s rights to outstanding awards without their consent. Unless terminated earlier, our 1999 Stock Option and Incentive Plan will expire on the tenth anniversary of its effective date, which will be August 16, 2009.

Refer to Proposal No. 2 for discussion of the proposed 2009 Stock Option and Incentive Plan that will replace the 1999 Stock Option and Incentive Plan if approved by the stockholders at the Annual Meeting of Stockholders.

Outstanding Equity Awards at 2008 Fiscal Year-End Table

        The following table provides information on the holdings of stock options by the named executive officers as of December 31, 2008.   There were no unvested option awards and no unexercised stock awards at as of December 31, 2008 due to the change in control as described in note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.  For additional information about the option awards and stock awards, see the description of equity incentive compensation in the section titled “Compensation Discussion and Analysis.”

	Option Awards
Name	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date
	(#)	($)
	Exercisable

Roger Saillant	750,000	11.19	04/07/09
	11,747	8.53	04/07/09
	100,000	7.70	04/07/09
	300,000	5.95	04/07/09

Andrew Marsh	400,000	3.58	04/08/18

Gerald A. Anderson	45,000	3.33	07/09/17
	27,000	2.60	01/24/18

Mark A. Sperry	35,027	8.53	11/14/11
	20,000	9.20	02/14/14
	25,000	5.39	01/25/15
	40,000	5.58	02/01/16
	40,000	3.75	02/14/17
	27,000	2.60	01/24/18

Gerard L. Conway, Jr.	1,871	8.53	11/14/11
	2,250	8.53	11/14/11
	8,000	6.73	12/22/13
	12,000	5.39	01/28/15
	30,000	5.58	02/01/16
	30,000	3.75	02/14/17
	27,000	2.60	01/24/18

Chris Reid	50,000	3.24	04/04/17
	27,000	2.60	01/24/18

Thomas M. Hutchinson	20,001	5.13	08/15/09
	5,001	5.13	08/15/09
	4,998	5.13	08/15/09
	8,332	3.75	08/15/09
	8,333	3.75	08/15/09
	8,335	3.75	08/15/09
	8,999	2.60	08/15/09
	8,999	2.60	08/15/09
	9,002	2.60	08/15/09

Option Exercises and Stock Vested in Fiscal 2008 Table

        The following table provides information for the named executive officers on (1) stock option exercises during 2008, including the number of shares acquired upon exercise and the value realized; and (2) the number of shares acquired upon the vesting of restricted stock awards and the value realized, in each case before payment of any applicable withholding tax and broker commissions.

	Option Awards (1)		Stock Awards (2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Roger Saillant	—	—	—	—

Andrew Marsh	—	—	—	—

Gerald A. Anderson	—	—	20,000	25,266

Mark A. Sperry	—	—	14,000	27,018

Gerard L. Conway, Jr.	—	—	10,001	19,301

Chris Reid	—	—	61,890	125,637

Thomas M. Hutchinson	—	—	77,973	199,611

(1)  There were no option exercises during the year for the named executives.

(2)  Mr. Anderson received 6,666 shares on July 9, 2008 at a market price of $1.99 due to the lapse of vesting restrictions, and 13,334 shares on December 19, 2008 at a market price of $0.90 due to the Company’s change of control as described in note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.  Mr. Sperry received 6,999 shares on February 1, 2008 due to the lapse of vesting restrictions at a market price of $2.96, and 7,001 shares on December 19, 2008 at a market price of $0.90 due to the Company’s change of control as described in note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.  Mr. Conway received 5,000 shares on February 1, 2008 due to the lapse of vesting restrictions at a market price of $2.96, and 5,001 shares on December 19, 2008 at a market price of $0.90 due to the Company’s change of control as described in note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.  Mr. Reid received 30,945 shares on May 16, 2008 at a market price of $3.16 due to a lapse of vesting restrictions, and 30,945 shares on December 19, 2008 at a market price of $0.90 due to the Company’s change of control as described in note 1 of the Company's consolidated financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC.  Mr. Hutchison received 77,973 shares on June 5, 2008 at a market price of $2.56 due to a lapse of vesting restrictions.

Potential Payments Upon Termination or Change-in-Control

The Company and Messrs. Marsh, Anderson, Sperry and Conway are parties to employment agreements, respectively, that provide for a potential payment upon termination for other than “Cause” as discussed above in Employment Agreements.  In addition, the Company and Mr. Anderson are parties to an Executive Severance Agreement, which provides that in the event that a “Terminating Event”, as defined in the agreement, occurs the Company will pay to the executive an amount equal to the sum of (i) one (1) times the executive’s annual base salary in effect immediately prior to the Terminating Event, plus (ii) one (1) times the executive’s annual bonus for the fiscal year immediately prior to the Terminating Event.   Furthermore, upon the occurrence of such Terminating Event, Mr. Anderson will also be entitled to an acceleration of all equity grants that would have vested in the twelve (12) months following Terminating Event.  The Company and Mr. Reid  are parties to a Severance Agreement Agreements, which provides that if, within twelve (12) months after a “Change in Control”, as defined in the agreement, the Company terminates such executive’s employment without Cause, then such executive shall be entitled to (i) receive a lump sum payment equal to the sum of (1) his average annual base salary over the three (3) fiscal years immediately prior to the Change of Control (or the executive’s annual base salary in effect immediately prior to the Change of Control, if higher) and (2) his average annual bonus over the three (3) fiscal years prior to the Change in Control (or the executive’s annual bonus in effect immediately prior to the Change of Control, if higher), (ii) continued vesting of his stock options for twelve (12) months following the Change of Control as if he had remained an active employee, and (iii) receive benefits, including health and life insurance for twelve (12) months following the Change of Control.

Such payments by the Company to any of Messrs. Marsh, Anderson, Sperry or Conway are subject to the executive signing a general release of claims in a form and manner satisfactory to the Company and in no event is the executive entitled to receive any such payment after he breaches the Employee Patent, Confidential Information and Non-Compete Agreement referenced in the executives respective agreement or any non-compete, non-solicit or non-disclosure covenants in any agreement between the Company and such executive.  We agreed to provide severance payments to such executives in these circumstances based on our negotiations with each of our executives at the time they joined our Company, or as negotiated subsequent to hiring, and in order to provide a total compensation package that we believed to be competitive.  Additionally, we believe that providing severance upon a termination without cause can help to encourage our executives to take the risks that we believe are necessary for our Company to succeed and also recognizes the longer hiring process typically involved in hiring a senior executive.

“Cause” shall mean (i) a willful act of dishonesty by the Executive with respect to any matter involving the Company or any subsidiary or affiliate, or (ii) conviction of the Executive of a crime involving moral turpitude, (iii)  the failure to perform to the reasonable satisfaction of the Board a substantial portion of the Executive’s duties and responsibilities assigned or delegated under this Agreement (other than any such failure after the Executive gives notice of termination for “Good Reason”), which failure continues, in the reasonable judgment of the Board, after written notice given to the Executive by the Board.  For purposes of this definition (i) hereof, no act, or failure to act, on the Executive’s part shall be deemed “willful” unless done, or omitted to be done, by the Executive without reasonable belief that the Executive’s act, or failure to act, was in the best interests of the Company and its subsidiaries and affiliates. “Cause” may also include (i) the failure or refusal of the named executive to render services to us in accordance with his obligations under the employment agreement or a determination by us that the named executive has failed to perform the duties of his employment; (ii) disloyalty, gross negligence, dishonesty, breach of fiduciary duty or breach of the terms of the employment agreement or the other agreements executed in connection therewith; (iii) the commission by the named executive of an act of fraud, embezzlement or disregard of our rules or policies or the commission by the named executive of any other action which injures us; (iv) acts which, in the judgment of our board of directors, would tend to generate adverse publicity toward us; (v) the commission, or plea of nolo contendere, by the named executive of a felony; (vi) the commission of an act which constitutes unfair competition with us or which induces any of our customers to breach a contract with us; or (vii) a breach by the named executive of the terms of the non-competition and non-solicitation agreement or the employee nondisclosure and developments agreement between us and the named executive.

        “Terminating Event” shall mean a termination by the Company of the employment of the Executive with the Company for any reason other than (i) a willful act of dishonesty by the Executive with respect to any matter involving the Company or any subsidiary or affiliate, or (ii) conviction of the Executive of a crime involving moral turpitude, or (iii) the gross or willful failure by the Executive to substantially perform the Executive’s duties with the Company, which failure is not cured within thirty (30) days after a written demand for substantial performance is received by the Executive from the Board of Directors of the Company (the “Board”) which specifically identifies the manner in which the Board believes the Executive has not substantially performed the Executive’s duties, or (iv) the failure by the Executive to perform his full-time duties with the Company by reason of his death or Disability.  For purposes of clauses (i) and (iii) of this section 1(a), no act, or failure to act, on the Executive’s part shall be deemed “willful” unless done, or omitted to be done, by the Executive without reasonable belief that the Executive’s act, or failure to act, was in the best interests of the Company and its subsidiaries and affiliates.  For purposes of this Agreement, “Disability” shall mean the Executive’s incapacity due to physical or mental illness which has caused the Executive to be absent from the full-time performance of his duties with the Company for a period of six (6) consecutive months if the Company shall have given the executive a Notice of Termination and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of his duties.

If Mr. Marsh had been terminated without cause on December 31, 2008, the approximate value of the severance package, including, as mentioned above in Employment Agreements, salary, benefits and equity awards, under his employment agreement would have been $489,000. This includes an acceleration of any remaining unvested options granted to such named executive under the 1999 Stock Option and Incentive Plan. If Mr. Anderson, Sperry or Conway had been terminated without cause on December 31, 2008, the approximate value of the severance packages, including, as mentioned above in Employment Agreements, salary, benefits and equity awards, under the employment agreement for such named executive would have been for Mr. Anderson $338,000, for Mr. Sperry $336,000, for Mr. Conway $288,000, and for Mr. Reid CDN$384,000.

The Company and Messrs. Marsh, Anderson, Sperry and Conway are parties to employment agreements, respectively, that provide for a potential payment upon a “Change of Control”, as discussed above in Employment Agreements.  Such payments by the Company to the executive are subject to the executive signing a general release of claims in a form and manner satisfactory to the Company and in no event is Messrs. Marsh, Anderson, Sperry or Conway entitled to receive any such payment after he breaches the Employee Patent, Confidential Information and Non-Compete Agreement referenced in the executives respective agreement or any non-compete, non-solicit or non-disclosure covenants in any agreement between the Company and such executive.

“Change in Control” shall be deemed to have occurred in any one of the following events:

(i)

any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (other than the Company, any of its subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries, or, Smart Hydrogen Inc., a BVI Business Company (“Smart Hydrogen”), and any Permitted Transferee (as defined in the Company’s Certificate of Designations of Class B Capital Stock filed with the Delaware Secretary of State and as may be amended from time to time (the “Class B Certificate of Designations”)), together with all Affiliates and Associates (as such terms are hereinafter defined) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the then outstanding shares of common stock of the Company (the “Stock”) (other than as a result of an acquisition of securities directly from the Company); or

(ii)

persons who, as of the effective date of this Agreement (the “Effective Date”), constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (i) a vote of at least a majority of the Incumbent Directors, (ii) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors, or (iii) in the case of a Class B director, the holders of the Company’s Class B Capital Stock in accordance with the Class B Certificate of Designations; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii)

Upon (A) the consummation of any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, did not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 of the Exchange Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) the completion of a liquidation or dissolution that has been approved by the stockholders of the Company; or

(iv)

Smart Hydrogen or any Permitted Transferee (as defined in the Class B Certificate of Designations), together with all Affiliates and Associates (as such terms are hereinafter defined) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the then outstanding Stock (other than as a result of an acquisition of securities directly from the Company).

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clauses (i) or (iv) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock outstanding, increases the proportionate number of shares of Stock beneficially owned by any person to 25 percent or more (or 50 percent or more in the case of clause (iv)) of the shares of Stock then outstanding; provided, however, that if any such person shall at any time following such acquisition of securities by the Company become the beneficial owner of any additional shares of Stock (other than pursuant to a stock split, stock dividend, or similar transaction) and such person immediately thereafter is the beneficial owner of 25 percent or more (or 50 percent or more in the case of clause (iv)) of the shares of Stock then outstanding, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (i) or (iv), as applicable.

 “Change-in-control” may also generally means any of the following: (1) a sale or other disposition of all or substantially all of our assets; or (2) a merger or consolidation after which our voting securities outstanding immediately before the transaction cease to represent at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction.  We agreed to provide payments to these executives in these circumstances in order to provide a total compensation package that we believed to be competitive.  Additionally, the primary purpose of our equity-based incentive awards is to align the interests of our executives and our stockholders and provide our executives with strong incentives to increase stockholder value over time.  As change-in-control transactions typically represent events where our stockholders are realizing the value of their equity interests in our Company, we believe it is appropriate for our executives to share in this realization of stockholder value, particularly where their employment is terminated in connection with the change-in-control transaction.  We believe that this will also help to better align the interests of our executives with our stockholders in pursuing and engaging in these transactions.

If a change-in-control had occurred on December 31, 2008 and on that date Messrs. Marsh, Anderson, Sperry, and Conway had been terminated without Cause, experienced a material negative change in his or her compensation or responsibilities or was required to be based at a location more than fifty (50) miles from his or her current work location, the value of the change-of-control provisions, including, as mentioned above, salary, benefits, vested equity awards and expected bonus, under the employment or executive severance agreements for each such named executive would have been as follows: Mr. Marsh $1,455,000, Mr. Anderson $338,000, Mr. Sperry $336,000, Mr. Conway $288,000, and for Mr. Reid CDN$319,000.

The following Report of the Compensation Committee of the Board of Directors on Executive Compensation will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee reviews and evaluates individual executive officers and determines the compensation for each executive officer (See the section entitled “Executive Compensation”). The Compensation Committee also oversees management’s decisions concerning the performance and compensation of other Company officers, administers the Company’s incentive compensation and other stock-based plans, evaluates the effectiveness of its overall compensation programs, including oversight of the Company’s benefit, perquisite and employee equity programs, and reviews the Company’s management succession plans. A more complete description of the Compensation Committee’s functions is set forth in the Compensation Committee’s charter which is published on the Investors section of the Company’s website at www.plugpower.com.  Each member of the Compensation Committee is an independent director as defined in the NASDAQ Rules.

In general, the Compensation Committee designs compensation to attract, retain and motivate a superior executive team, reward individual performance, relate compensation to Company goals and objectives and align the interests of the executive officers with those of the Company’s stockholders. We rely upon our judgment about each individual—and not on rigid guidelines or formulas, or short-term changes in business performance—in determining the amount and mix of compensation elements for each senior executive officer. Key factors affecting our judgments include: the executive’s performance compared to the goals and objectives established for the executive at the beginning of the year; the nature, scope and level of the executive’s responsibilities; the executive’s contribution to the Company’s financial results; the executive’s effectiveness in leading the Company’s initiatives to increase customer value, productivity and revenue growth; and the executive’s contribution to the Company’s commitment to corporate responsibility, including the executive’s success in creating a culture of unyielding integrity and compliance with applicable law and the Company’s ethics policies.

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with Management.  Based on its review and discussions with Management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for 2008 and the Company’s 2009 Proxy statement.  This report on executive compensation for Fiscal 2008 is provided by the undersigned members of the Compensation Committee of the Board of Directors.

Gary K. Willis (Chairman)

George C. McNamee

Jeffrey Drazan

Compensation Committee Interlocks and Insider Participation

During Fiscal 2008, Messrs. Willis (Chairman), McNamee, and Drazan, who was appointed in February 2009, served as members of the Compensation Committee. Additionally, Sergey Batekhin served on the Compensation Committee until his resignation from the Board of Directors on July 30, 2008 and Peter Woicke served on the Compensation Committee until his resignation from the Board of Directors on October 8, 2008.  None of them had any relationship with the Company requiring disclosure under applicable rules and regulations of the SEC.

PROPOSAL NO. 2: 2009 STOCK OPTION AND INCENTIVE PLAN

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the current employees, consultants, officers and non-employee directors and prospective employees of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the plan with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On February 11, 2009 the Board of Directors adopted the 2009 Stock Option and Incentive Plan (the “2009 Plan”), subject to the approval of the Company’s stockholders. The 2009 Plan will replace the Company’s 1999 Stock Option and Incentive Plan (the “1999 Stock Option Plan”), which would terminate effective immediately upon the approval by the Company’s stockholders of the 2009 Plan.  The 2009 Plan provides flexibility to the Company’s Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce. Following approval of the 2009 Plan by the stockholders, the Company will no longer make any grants under the 1999 Stock Option Plan.

The material features of the 2009 Plan are:

  The maximum number of shares to be issued under the 2009 Plan is the sum of (i) 20,000,000 shares of Common Stock, plus (ii) the number of shares of Common Stock underlying any grants pursuant to the 2009 Plan or the 1999 Stock Option Plan that are forfeited canceled , repurchased or are terminated (other than by exercise);

  The award of stock options (both incentive and non-qualified options), stock appreciation rights, deferred stock awards, restricted stock, unrestricted stock, cash-based awards and performance share awards is permitted;

  The 2009 Plan will be administered by the Compensation Committee of the Board.  The Compensation Committee, in its discretion, may grant a variety of incentive awards based on the common stock of the Company.

Based solely on the closing price of the Company’s common stock as reported on the NASDAQ Global Market on February 11, 2009, the maximum aggregate market value of the 20,000,000 shares that could potentially be issued under the 2009 Plan is $18,600,000.  The shares issued by the Company under the 2009 Plan will be authorized but unissued shares.  Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding shall not be available for future issuance under the 2009 Plan.

To ensure that certain awards granted under the 2009 Plan, including awards of restricted stock and deferred stock awards, to a “Covered Employee” (as defined in the Internal Revenue Code of 1986 (the “Code”)) qualify as “performance‑based compensation” under Section 162(m) of the Code, the 2009 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria (which shall be applicable to the organizational level specified by the Compensation Committee including, but not limited to, the Company or a unit, division, group or subsidiary of the Company) which are limited to the following: (i) earnings before interest, taxes, depreciation and amortization (ii) return on equity, assets, capital or investment:  (iii) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (iv) cash flow (including, but not limited to, operating cash flow and free cash flow); (v) total stockholder return; (vi) changes in the market price of the Company’s Common Stock; (vii) sales or market share; (viii) earnings (loss) per share of the Company’s Common Stock; (ix) economic value-added; (x) sales or revenue; (xi) acquisitions or strategic transactions; (xii) achievement of project development milestones; (xiii) operating income (loss); (xiv) return on sales; (xv) gross or net profit levels; (xvi) productivity; (xvii) expense; (xviii) margins; (xix) operating efficiency; (xx) capital raising transactions; (xxi) debt transactions; (xxii) working capital; and (xxiii) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle.  Subject to adjustments for stock splits and similar events, the maximum award of restricted stock or deferred stock (or combination thereof) granted to any one individual that is intended to qualify as “performance‑based compensation” under Section 162(m) of the Code will not exceed 500,000 shares for any performance cycle, and incentive stock options with respect to no more than 20,000,000 shares may be granted to any one individual during any calendar year period.

Summary of the 2009 Plan

The following description of certain features of the 2009 Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the 2009 Plan that is attached hereto as Exhibit 1.

Plan Administration.  The Compensation Committee has the power and authority to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants and to determine the specific terms and conditions of each award, subject to the provisions of the 2009 Plan.  The Compensation Committee may delegate to the Chief Executive Officer of the Company the authority to grant awards at fair market value to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility and Limitations on Grants.  Persons eligible to participate in the 2009 Plan will be those officers, employees, non-employee directors and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Compensation Committee.

The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 500,000 shares (subject to adjustment for stock splits and similar events) for any calendar year period.  If any award of restricted stock or deferred stock granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 250,000 shares (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.

Stock Options.  The 2009 Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2009 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options.  Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons.  The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant.  The Compensation Committee will determine at what time or times each option may be exercised.  Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee.  Options may be exercised in whole or in part with written or electronic notice to the Company.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee, or by delivery (or attestation to the ownership) of shares that are beneficially owned by the optionee.  Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.  In addition, no more than 15,000,000 shares may be awarded under the 2009 Plan as incentive options.

Stock Appreciation Rights.  The Compensation Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option.  The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine, provided that (1) the exercise price of a stock appreciation right shall not be less than 100% of the fair market value of the Common Stock on the date of grant and (2) the term of each stock appreciation right fixed by the Compensation Committee shall not exceed ten years.

Restricted Stock.  The Compensation Committee may award shares to participants subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified restricted period.  A grant of restricted stock shall be contingent on the grantee executing a restricted stock award agreement.

Deferred Stock Awards.  The Compensation Committee may award phantom stock units as deferred stock awards to participants.  Phantom stock units are ultimately payable in the form of shares and may be subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period.  In the Compensation Committee’s sole discretion and subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock award.

Unrestricted Stock.  The Compensation Committee may grant shares (at no cost or for a purchase price determined by the Committee) that are free from any restrictions under the 2009 Plan.  Unrestricted stock may be issued to participants in recognition of past services or other valid consideration and may be issued in lieu of cash compensation to be paid to such individuals.

Tax Withholding.  Participants in the 2009 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards.  Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to the Company shares having a value equal to the amount of such taxes.

Change in Control Provisions.  The 2009 Plan provides that in the event of a sale event (as defined in the 2009 Plan) resulting in a change in control of the Company, to the extent that the parties to such sale event do not agree that the outstanding awards under the 2009 Plan will be assumed or continued by the successor entity, all stock options and stock appreciation rights will automatically become fully exercisable and conditions and restrictions relating solely to the passage of time and continued employment on all other awards will automatically be deemed waived, except as the Compensation Committee may otherwise provide in the relevant award agreement.  Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a change in control in the Compensation Committee’s discretion.  In addition, in the event of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights or provide participants with a specified period of time prior to the consummation of the sale event to exercise all outstanding options and stock appreciation rights.

Amendments and Termination.  The Board of Directors may at any time amend or discontinue the 2009 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose.  However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.  Any amendments that materially change the terms of the 2009 Plan, including any amendments that increase the number of shares reserved for issuance under the 2009 Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the 2009 Plan, or materially change the method of determining the fair market value of the Company’s common stock, will be subject to approval by stockholders.  Amendments shall also be subject to approval by the Company’s stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2009 Plan qualifies as performance-based compensation under Section 162(m) of the Code.  In addition, except in connection with a reorganization or other similar change in the capital stock of the Company or a merger or other transaction, the Compensation Committee may not without prior stockholder approval  reduce the exercise price of an outstanding stock option or stock appreciation right or effect repricing of an outstanding stock option or stock appreciation right through cancellation or regrants.

Effective Date of 2009 Plan

The Board adopted the 2009 Plan on February 11, 2009, and the 2009 Plan becomes effective on the date it is approved by stockholders.  Awards of incentive options may be granted under the 2009 Plan until February 11, 2019.  No other awards may be granted under the 2009 Plan after the date that is 10 years from the date of stockholder approval.  If the 2009 Plan is not approved by stockholders, the 1999 Stock Option Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2009 Plan.  It does not describe all federal tax consequences under the 2009 Plan, nor does it describe state or local tax consequences.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option.  If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares ) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option.  In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability).  In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted.  Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held.  Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares.  Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code.  Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions

As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the 2009 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).  The 2009 Plan is structured to allow grants to qualify as performance-based compensation.

Vote Required

        A quorum being present, the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for the approval of the 2009 Plan.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PLUG POWER INC. 2009 STOCK OPTION AND INCENTIVE PLAN.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed the firm of KPMG, independent auditors, to serve as independent auditors for its 2009 fiscal year. KPMG has served as the Company’s independent auditing firm since December 3, 2001. The Audit Committee reviewed and discussed its selection of, and the performance of, KPMG for its 2009 fiscal year. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to stockholders for ratification. If the selection of auditors is ratified, the Audit Committee in its discretion may select a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Audit Committee of the Board of Directors has implemented procedures under the Company’s Audit Committee pre-approval policy for audit and non-audit services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services to be provided to the Company have been pre-approved by the Audit Committee. Specifically, the Audit Committee pre-approves the use of KPMG for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by KPMG. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the Audit Committee. For additional information concerning the Audit Committee and its activities with KPMG, see “Committees and Meetings of the Board of Directors” and “Audit Committee Report” above.

Representatives of KPMG attended five out of the five in-person meetings of the Audit Committee in 2008. We expect that a representative of KPMG will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Fees Billed by KPMG

The following table shows the aggregate fees for professional services rendered by KPMG to the Company for the fiscal years ended December 31, 2008 and December 31, 2007.

	KPMG
	2008	2007
Audit Fees	$ 579,500	$ 501,700
Audit-Related Fees	17,500	25,000
Tax Fees	-	146,982
Other	7,000	-
Total	604,000	673,682

__________________

Audit Fees

Audit Fees for both years consist of fees for professional services associated with the annual consolidated financial statements audit, statutory filings, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

Audit-Related Fees

Consists of fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit Fees.”

Tax Fees

Tax Fees consist of fees for professional services rendered for assistance with federal, state, local and international tax compliance. The audit committee has determined that the provision of these services to us by KPMG is compatible with maintaining their independence.

All Other Fees

      All other fees include fees for any services not included in the first three categories.

Vote Required

        A quorum being present, the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for the ratification of KPMG as the Company’s independent auditors for 2009.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF KPMG AS PLUG POWER’S INDEPENDENT AUDITORS FOR 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related party transactions to disclose.  The Company’s Board of Directors adopted a related party transaction policy in October of 2006.  This policy requires that the Company’s General Counsel, together with outside counsel as necessary, evaluate potential transaction before the Company enters into any agreements with a related party.  Certain transactions may require the Board of Directors’ and its Audit Committee’s approval. The policy defines a “related party” as: (i) the Company’s directors or executive officers, (ii) the Company’s director nominees, (iii) security holders known to Plug Power to beneficially own more than 5% of any class of Plug Power’s voting securities, or (iv) the immediate family members[1] of any of the persons listed in items (i) – (iii).

[1] For purposes of this policy, a person's immediate family shall include such person’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or any other person (other than a tenant or employee) sharing the household of such person.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of Common Stock as of February 1, 2009 (except as otherwise indicated) by:

  all persons known by us to have beneficially owned 5% or more of the Common Stock;

  each director of the Company;

  the named executive officers; and

  all directors and executive officers as a group.

The beneficial ownership of the stockholders listed below is based on publicly available information and from representations of such stockholders.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)
	Number	Percentage (%)

OJSC OGK-3 (3)	44,626,939	34.7%
DTE Energy Company (4)	8,225,227	6.4%
George C. McNamee (5)	478,813	*
Andrew Marsh (6)	404,729	*
Mark A. Sperry (7)	260,859	*
Gary K. Willis (8)	196,133	*
Larry G. Garberding (9)	181,447	*
Thomas M. Hutchison (10)	139,349	*
Jeffrey Drazen (11)	127,156	*
Gerard L. Conway (12)	119,348	*
Chris Reid(13)	111,844	*
Gerald A. Anderson (14)	98,104	*
Maureen O. Helmer (15)	96,106	*
All executive officers and directors as a group (11 persons)	2,213,888	1.7%

*              Represents less than 1% of the outstanding shares of Common Stock

(1)	Unless otherwise indicated, the address is c/o Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110.

(2)

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of February 1, 2009, through the exercise of any warrant, stock option or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options, warrants or other rights held by such person that are exercisable within 60 days of April 9, 2009, but excludes shares of Common Stock underlying options, warrants or other rights held by any other person. Percentage of beneficial ownership is based on 128,495,346 shares of Common Stock outstanding as of March 30, 2009. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

(3)

In December 2008, Smart Hydrogen Inc. sold to OJSC (Third Generation Company of the Wholesale Electricity Market) (OGK-3) all 395,000 shares of the Company's Class B Capital Stock as well as 5,126,939 shares of the Company's common stock (representing an approximately 35% ownership stake in aggregate). This sale triggered the automatic conversion of the Company's Class B Capital Stock into 39,500,000 shares of common stock, and the termination of all the rights and obligations attached to the Class B Capital Stock. The rights and obligations attached to the Class B Capital Stock that terminated include, but are not limited to, the right to appoint directors, veto rights and voting support obligations under the Investor Rights Agreement dated as of June 29, 2006, as amended (the Investor Rights Agreement). OGK-3 has executed a joinder agreement to the Investor Rights Agreement and is prohibited from transferring its shares of the Company's Common Stock to a competitor of the Company. OGK-3 is also bound by the same standstill provisions that applied to Smart Hydrogen, as set forth in the Investor Rights Agreement.

(4)	Includes (a) 11,764 shares held by DTE Energy Company, (b) 8,054,463 shares held by DTE Energy Ventures, Inc., an indirect wholly owned subsidiary of DTE Energy Company, and (c) 159,000 shares that may be acquired by DTE Energy Company upon exercise of options granted to Robert J. Buckler, a former director of Plug Power, Inc. and Group President of DTE Energy Company; Anthony F. Earley, Jr., a former director of Plug Power, Inc. and the Chairman and Chief Executive Officer of DTE Energy Company; and Larry G. Garberding, a director of Plug Power, Inc. and the retired Executive Vice President and Chief Financial Officer of DTE Energy Company. The pecuniary interest in the 159,000 options held by Messrs. Buckler, Earley and Garberding has been assigned to DTE Energy Company pursuant to the terms of their employment, including the power to direct the exercise of such options. Upon exercise of these options, Messrs. Buckler, Earley and Garberding will assign all shares acquired on exercise to DTE Energy Company. Information regarding DTE Energy Company is based solely on a Schedule 13G/A filed with the SEC on February 14, 2008.

(5)	Includes 220,000 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $13.99.

(6)	Includes 400,000 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $3.58.

(7)	Includes 187,027 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $5.67.

(8)	Includes 152,685 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $44.73.

(9)	Includes 120,000 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $8.04.

(10)	Includes 82,000 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $3.88.

(11)	Includes 125,000 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $0.87.

(12)	Includes 111,121 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $4.53.

(13)	Includes 77,000 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $3.02.

(14)	Includes 72,000 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $3.06.

(15)	Includes 56,000 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $4.77.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, as defined by Section 16, and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”), to file initial reports of ownership and reports of changes in ownership with the SEC. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Form 4s were filed late for all section 16 executive officers’ who received equity grant awards as part of a bonus approved by the Board of Directors on January 24, 2008.  Additionally, Form 4s were filed late for all section 16 executive officers that sold stock to cover taxes on February 4, 2008. Finally, a Form 4 was filed late for Mr. George McNamee who received stock on April 15, 2008 as part of his quarterly director compensation.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies personally, by telephone, by e-mail or by other form of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their reasonable expenses by the Company.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2009 Annual Meeting of Stockholders must be received by the Company on or before January 16, 2010, to be eligible for inclusion in the Company’s proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Any such proposal should be mailed to: Corporate Secretary, Plug Power Inc., 968 Albany Shaker Road, Albany, New York 12110. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company’s 2009 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company not less than 90 days nor more than 120 days prior to May 20, 2009, which dates are February 19, 2009 and January 20, 2009, respectively. If the date of the 2009 Annual Meeting is subsequently moved more than 30 days before or more than 60 days after May 20, 2009, such proposals must be received not more than 120 days prior to the date of the 2009 Annual Meeting and not later than the later of (a) 90 days prior to the date of the 2009 Annual Meeting or (b) the 10th day following the date on which public announcement of the 2009 Annual Meeting is made, as set forth in the Company’s By-laws. Stockholder proposals must include all supporting documentation required by the Company’s By-laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT

Electronic Delivery

The notice of Annual Meeting and Proxy Statement and 2009 Annual Report is available at www.proxyvote.com.  Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive these communications electronically at www.proxyvote.com

Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of Plug Power stock, you may contact that broker or bank to find out whether this service is available to you. If your broker or bank uses Broadridge Investor Communications, you can sign up to receive electronic proxy materials at www.proxyvote.com.

ANNUAL REPORT ON FORM 10-K

The Company’s 2008 Annual Report was mailed to stockholders with this Proxy Statement. Upon request, the Company will furnish without charge a copy of the Company’s Annual Report on Form 10-K, which has been filed with the SEC. Stockholders may receive a copy of the Form 10-K by:

(1)      Writing to Investor Relations at Plug Power Inc., 968 Albany Shaker Road, Latham, NY 12110;

(2)      Calling (518) 782-7700;

(3)      Accessing the Company’s website at www.plugpower.com; or

(4)      Accessing the SEC’s website at www.sec.gov.

Exhibit 1

PLUG POWER INC.

2009 STOCK OPTION AND INCENTIVE PLAN

SECTION 1                  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Plug Power Inc. 2009 Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Plug Power Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Performance Share Awards.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means an Award of phantom stock units to a grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 20.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the “Fair Market Value” of the Stock shall be the closing price of the Stock on such exchange on such date.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle.  The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, sales or revenue, acquisitions or strategic transactions, achievement of project development milestones, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, total stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, capital raising transactions, debt transactions, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means a calendar year period over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2                  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)            Administration of Plan.  The Plan shall be administered by the Administrator.

(b)                 Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Performance Share Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii)   to determine the number of shares of Stock to be covered by any Award;

(iv)   to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award, including but not limited to termination of employment or a Sale Event;

(vi)   subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)   at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)                 Delegation of Authority to Grant Options.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options, to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees.  Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)                 Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)                 Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)                  Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3                  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)                 Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be equal to the sum of (i) 20,000,000, plus (ii) the number of shares of Stock underlying any grants pursuant to this Plan or the Plug Power Inc. 1999 Stock Option and Incentive Plan that are forfeited, canceled, repurchased or are terminated (other than by exercise).  Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan.  In addition, upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period and no more than 15,000,000 shares of Stock shall be issued in the form of Incentive Stock Options.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)                 Effect of Awards.  The grant of any full value Award (i.e., an Award other than an Option or a Stock Appreciation Right) shall be deemed, solely for purposes of determining the number of shares of Stock available for issuance under Section 3(a) and not for any purpose outside of the Plan, as an Award of 2.0 shares of Stock for each such share of Stock actually subject to the Award.  The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share actually subject to the Award.

(c)                 Changes in Stock.  Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)                 Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, in the case of and subject to the consummation of a Sale Event, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion, unless, in any case, the parties to the Sale Event agree that Awards will be assumed or continued by the successor entity.  Upon the effective time of the Sale Event,  the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).   In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

(e)                 Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.  Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4                  ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5                  STOCK OPTIONS

(a)                 Grants of Stock Options.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary.  Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)                 Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)                 Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)                 Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)                 Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

(i)       In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)      Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(iii)      By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)                  Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6                  STOCK APPRECIATION RIGHTS

(a)                 Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)                 Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)                 Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7                  RESTRICTED STOCK AWARDS

(a)                 Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award Agreement.  The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)                 Rights as a Stockholder.  Upon execution of the Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)                 Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement.  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 17 below, in writing after the Award Agreement is issued if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)                 Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 17 below, in writing after the Award Agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8                  DEFERRED STOCK AWARDS

(a)                 Nature of Deferred Stock Awards.   The Administrator shall determine the restrictions and conditions applicable to each Deferred Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award Agreement.  The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  Notwithstanding the foregoing, in the event that any such Deferred Stock Award granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Deferred Stock Award granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Deferred Stock Award with a time-based restriction may become vested incrementally over such three-year period.  At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be settled in the form of shares of Stock.  To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)                 Election to Receive Deferred Stock Awards in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)                 Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of a Deferred Stock Award.

(d)                 Termination.  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 17 below, in writing after the Award Agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9                  UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

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SECTION 10               CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11               PERFORMANCE SHARE AWARDS

(a)                 Nature of Performance Share Awards.  The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan.  The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year, and such other limitations and conditions as the Administrator shall determine.

(b)                 Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee.  A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c)                 Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12               PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)                 Performance-Based Awards.  Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Deferred Stock Award, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator.  The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee.  Each Performance-Based Award shall comply with the provisions set forth below.

(b)                 Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award).  Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets.  The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)                 Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle.  The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)                 Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for any Performance Cycle is 500,000 Shares (subject to adjustment as provided in Section 3(c) hereof) or $1,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13               Transferability of Awards

(a)                 Transferability.  Except as provided in Section 13(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)                 Administrator Action.  Notwithstanding Section 13(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Deferred Stock Awards) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(c)                 Family Member.  For purposes of Section 13(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)                 Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 14               TAX WITHHOLDING

(a)                 Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)                 Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 15               Section 409A awards

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 16               TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 17               AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 17 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(d).

SECTION 18               STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 19               GENERAL PROVISIONS

(a)                 No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)                 Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)                 Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)                 Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)                 Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)                  Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 20               EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.  No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 21               GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:         February 11, 2009

DATE APPROVED BY STOCKHOLDERS:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

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Annual Meeting of the Stockholders of PLUG POWER INC. May 20, 2009 at 10:00 AM Eastern Time
The stockholder(s) hereby appoint(s) Gerard L. Conway, Jr. and Gerald A. Anderson or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PLUG POWER INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 AM, EDT on May 20, 2009, at the Offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, NY 10018, and any adjournment or postponement thereof.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side. PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.

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